SCHEDULE 14A INFORMATION


                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

                                (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:


|_|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                           ENERGY RESEARCH CORPORATION
                (Name of Registrant as Specified In Its Charter)


     -----------------------------------------------------------------------
     Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.
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     (1)  Title of each class of securities to which transaction applies:
          _____________________________________________________________________

     (2)  Aggregate number of securities to which transaction
          applies:
          _____________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          _____________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:
          _____________________________________________________________________

     (5)  Total Fee paid:
          _____________________________________________________________________

|_|  Fee paid previously with preliminary materials.
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     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:______________________________________________

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     (4)  Date Filed:__________________________________________________________

     ENERGY
     RESEARCH
     CORPORATION         3 Great Pasture Road, Danbury, CT 06813 203 825-6000


TO THE SHAREHOLDERS OF ENERGY RESEARCH CORPORATION:


     The Board of Directors of Energy Research Corporation has called a Special Meeting of Shareholders in order to consider and act on proposals (i) to change the name of the Company to FuelCell Energy, Inc.; (ii) to increase the number of authorized shares of Common Stock of the Company from 8,000,000 to 20,000,000; and (iii) to reincorporate the Company in the State of Delaware. The enclosed Proxy Statement, which we urge you to review carefully, describes each of these proposals in detail. We seek your support for these proposals which we believe will enable our Company to more effectively move forward into commercialization of our fuel cell technology.


     We believe that the proposed new corporate name, FuelCell Energy, Inc., more accurately reflects the Company's emphasis on the commercialization of its Direct Fuel Cell(TM) technology. With the recently completed spin-off of Evercel, Inc., formerly a wholly-owned subsidiary, to the Company's shareholders, the Company's principal focus is the manufacture and marketing of fuel cells, rather than research and development of electrochemical technologies, fuel cells and batteries.

     Increasing the number of authorized common shares will give the Company flexibility in growing its business in the future. While there is no specific plan for the issuance of additional shares of Common Stock, we believe that the Company should have sufficient authorized shares for issuance in connection with implementation of financings, mergers and acquisitions, employee benefit plans and other proper business purposes.


     By changing the Company's state of incorporation from New York to Delaware, we will be able to take advantage of a more modern and flexible set of corporate law provisions. We have considered the predictability and flexibility of Delaware law and the efficiency of its judicial process and believe that it is in the best interests of the Company and its shareholders to approve the reincorporation. We also recognize the possibility that choosing to be governed by the corporate law of Delaware, as so many other corporations have done, may further enhance the reputation of the Company.


     The Board of Directors of your Company unanimously supports each of these proposals and recommends your vote in favor of each of them.


                                        Jerry D. Leitman
                                        President and Chief Executive Officer

     ENERGY
     RESEARCH
     CORPORATION         3 Great Pasture Road, Danbury, CT 06813 203 825-6000



 -------------------------------------------------------------------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 2, 1999
 -------------------------------------------------------------------------------


TO THE SHAREHOLDERS OF ENERGY RESEARCH CORPORATION:

     NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders of Energy Research Corporation (the "Company") will be held at the principal executive offices of the Company located at 3 Great Pasture Road, Danbury, Connecticut 06813 on September 2, 1999 at 10:00 a.m. Eastern Daylight Savings Time for the following purposes:

     1. To approve an amendment to the Company's Restated Certificate of Incorporation, as amended, to change the name of the Company to FuelCell Energy, Inc.

     2. To approve an amendment to the Company's Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of Common Stock of the Company from 8,000,000 to 20,000,000.

     3. To approve the reincorporation of the Company in the State of Delaware (the "Reincorporation"), to be effected pursuant to an Agreement and Plan of Merger, by and between the Company and FuelCell Energy, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (the "Delaware Company") pursuant to which the Company will merge with and into the Delaware Company and the Delaware Company will survive the Merger.

     4. Such other business as may properly come before the Special Shareholders' Meeting or any adjournment thereof.

     Shareholders of record at the close of business on July 19, 1999 are entitled to notice of and to vote at the Special Meeting of Shareholders.

     Your attention is directed to the attached Proxy Statement. If you do not expect to be present at the meeting, please fill in, sign, date and mail the enclosed Proxy as promptly as possible in order to save the Company further solicitation expense. There is enclosed with the Proxy an addressed envelope for which no postage is required if mailed in the United States.

                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        JOSEPH G. MAHLER
                                        CORPORATE SECRETARY

Danbury, Connecticut
July 22, 1999

                                                                   3
     ENERGY
     RESEARCH
     CORPORATION         3 Great Pasture Road, Danbury, CT 06813 203 825-6000


--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                           ENERGY RESEARCH CORPORATION
                     FOR THE SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 2, 1999
--------------------------------------------------------------------------------


     This Proxy Statement is furnished to the shareholders of Energy Research Corporation, a New York corporation (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Special Meeting of Shareholders (the "Special Meeting") and at any adjournments thereof. The Special Meeting will be held on September 2, 1999 at the principal executive offices of the Company located at 3 Great Pasture Road, Danbury, Connecticut 06813 at 10:00 a.m. Eastern Daylight Savings Time.

     The approximate date on which this Proxy Statement and the accompanying proxy card are first being sent or given to shareholders is July 22, 1999.

                                     VOTING

General

     The securities which can be voted at the Special Meeting consist of Common Stock of the Company, $.0001 par value per share, with each share entitling its owner to one vote on each matter submitted to the shareholders. The record date for determining the holders of Common Stock who are entitled to notice of and to vote at the Special Meeting is July 19, 1999. On the record date, 4,168,873 shares of Common Stock were outstanding and eligible to be voted at the Annual Meeting.

Quorum and Vote Required


     The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock of the Company is necessary to constitute a quorum at the Special Meeting. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented in person or by proxy at the Special Meeting is required to (1) change the name of the Company to FuelCell Energy, Inc. as described in Proposal 1 and (2) to increase the number of authorized shares of Common Stock of the Company as described in Proposal 2. The affirmative vote of the holders of two-thirds (2/3rds) of the outstanding shares of Common Stock of the Company is required to approve the Reincorporation as described in Proposal 3. Shares which abstain from voting, and shares held in street name by brokers or nominees who indicate on their proxy that they do not have discretionary authority to vote such shares as to Proposal 1, 2 or 3, will be counted for purposes of determining whether a quorum is present but will not be counted as votes in favor of such Proposal(s). Accordingly, abstentions and "broker non-votes" with respect to voting on any of the Proposals will have the effect of a vote against any such Proposal. Approval of any one of the Proposals is not a condition precedent to the approval of any other of the Proposals, however, if Proposal 3 is approved, Proposal 1 will also be effected regardless of whether it is separately approved since the Company will be merged into the Delaware Company, with the Delaware Company being the surviving corporation.

Voting by Proxy

     All properly executed proxy cards delivered by shareholders to the Company and not revoked will be voted at the Special Meeting in accordance with the directions given. If no specific instructions are given with regard to the matters to be voted upon, the shares represented by a signed proxy card will be voted "FOR" the three Proposals. If any other matters properly come before the Special Meeting, the persons named as proxies will vote upon such matters according to their best judgment.

     Any shareholder delivering a proxy has the power to revoke it at any time before it is voted by giving written notice to the Secretary of the Corporation, by executing and delivering to the Secretary a proxy card bearing a later date or by voting in person at the Special Meeting.

     In addition to soliciting proxies through the mail, the Company may solicit proxies through its directors and employees in person and by telephone. Brokerage firms, nominees, custodians and fiduciaries also may be requested to forward proxy materials to the beneficial owners of shares held of record by them. All expenses incurred in connection with the solicitation of proxies will be borne by the Company.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of July 7, 1999 by each person or group that is known by the Company to be the beneficial owner of more than 5% of its outstanding Common Stock, each director of the Company, each of the executive officers of the Company and all directors and executive officers of the Company as a group (11 persons). This information is based upon information received from or on behalf of the named individuals.

                                  MOUNT AND NATURE OF              PERCENT OF
NAME                              ENEFICIAL OWNERSHIP (1)            CLASS
--------------------------------------------------------------------------------

Warren D. Bagatelle                     497,784 (2)                  11.94
c/o Loeb Partners Corp.
61 Broadway
New York, NY  10006

Thomas L. Kempner                       361,667 (2)                   8.68
c/o Loeb Partners Corp.
61 Broadway
New York,  NY  10006

Loeb Investors Co., LXXV                361,667 (2)                   8.68
61 Broadway
New York, NY  10006

James D. Gerson                         210,333 (3)                   5.05
c/o Fahnestock and Co.
780 3rd Avenue
New York, NY  10017

Daimler Benz affiliate                  457,758                      10.98
MTU-Friedrichshafen
GmbH ("MTU")
Abt. VC, Gebaude 6.1
Zimmer 102A  D-85521 Ottobrunn
Germany

                                  MOUNT AND NATURE OF              PERCENT OF
NAME                              ENEFICIAL OWNERSHIP (1)            CLASS
--------------------------------------------------------------------------------

Jerry D. Leitman                        150,150 (4)                   3.60

Bernard S. Baker                         34,599 (5)                    *

Richard M.H. Thompson                    69,250 (6)                   1.66

William A. Lawson                        39,666                        *

Christopher R. Bentley                   53,103 (7)                   1.27

Hansraj C. Maru                          32,728 (8)                    *

Michael Bode                                 -- (9)                    *

Joseph G. Mahler                             --                        *

All Directors and Executive           1,087,613 (10)                 26.09
     Officers as a Group
     (11 persons)
--------------------------------------------------------------------------------

*    Less than one percent.

(1) Unless otherwise noted, each person identified possesses sole voting and investment power with respect to the shares listed.

(2) Warren Bagatelle and Thomas L. Kempner, by virtue of being general partners of Loeb Investors Co. LXXV, may each be deemed to beneficially own the shares of Loeb Investors Co. LXXV. Each of Mr. Kempner and Mr. Bagatelle is a member of a group, as that term is used in Section 13(d) of the Exchange Act, which group, in the aggregate, owns 361,667 shares of Common Stock.

(3) Mr. Gerson's shareholdings include 36,400 shares held by his wife, Barbara Gerson, as Custodian for two minor children and also includes 15,800 shares held by a private foundation, of which Mr. Gerson is President and a Director. Mr. Gerson disclaims beneficial ownership of the securities held by his wife and by the private foundation.

(4) Mr. Leitman's shareholdings include options to purchase 150,000 shares of Common Stock which are currently exercisable or are exercisable within 60 days of July 7, 1999.

(5) Includes 1,000 shares owned by Dr. Baker's wife, Cornelia Baker. Also includes currently exercisable options to purchase 20,000 shares of Common Stock.

(6) Mr. Thompson's shareholdings are held jointly with his wife, Elizabeth Thompson.

(7) Mr. Bentley's shareholdings include options to purchase 49,928 shares of Common Stock which are currently exercisable or are exercisable within 60 days of July 7, 1999.

(8) Dr. Maru's shareholdings include options to purchase 17,278 shares of Common Stock which are currently exercisable or are exercisable within 60 days of July 7, 1999.

(9)  Michael Bode is an executive officer of MTU.

(10) Includes options to purchase 237,206 shares of Common Stock which are currently exercisable or are exercisable within 60 days of July 7, 1999.

                                 PROPOSAL NO. 1

      APPROVAL OF THE CHANGE OF THE CORPORATE NAME TO FUELCELL ENERGY, INC.

     The Board of Directors unanimously proposes that shareholders approve an amendment to the Company's Restated Certificate of Incorporation, as amended (the "Company Certificate") to change the corporate name to "FuelCell Energy, Inc."

     In the unanimous judgment of the Board of Directors, the proposed change in the corporate name is in the best interest of the Company because FuelCell Energy, Inc. more accurately reflects the Company's emphasis on the commercialization of its Direct Fuel Cell(TM) technology. With the recently completed spin-off of Evercel, Inc., formerly a wholly-owned subsidiary, to the Company's shareholders, the Company's principal focus is the manufacture and marketing of fuel cells, rather than research and development of electrochemical technologies, fuel cells and batteries.

     If this Proposal 1 is approved by the shareholders and Proposal 3, the Reincorporation, is approved by the shareholders, then the change in the corporate name will be accomplished by the merger of the Company with and into a wholly-owned Delaware subsidiary of the Company named "FuelCell Energy, Inc." (the "Delaware Company") which will be the surviving corporation after the merger.

     If this Proposal 1 is approved by the shareholders, but Proposal 3 is not approved by the shareholders, then the change in the corporate name will be effected by amending Article FIRST of the Company Certificate to read as follows:

     "FIRST. The name of the corporation (hereinafter called the "Corporation") is: FuelCell Energy, Inc."

     In either event, after the approval of Proposal 1 and/or Proposal 3, the name change will become effective upon the appropriate filings with New York and/or Delaware, which filings are expected to take place shortly after the Special Meeting. If this Proposal 1 is not approved by the shareholders, the proposed amendment to the Company Certificate will not be filed; however, if Proposal 1 is not approved, but Proposal 3 is approved, the name change will become effective as a result of the Reincorporation.

     In no event will shareholders be required to exchange outstanding stock certificates for new certificates.

     Approval of this Proposal 1 requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company present in person or by proxy at the Special Meeting.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 1 TO CHANGE THE NAME OF THE COMPANY TO FUELCELL ENERGY, INC.


                                 PROPOSAL NO. 2

                    APPROVAL OF AN INCREASE IN THE NUMBER OF
                        AUTHORIZED SHARES OF COMMON STOCK

     The Board of Directors unanimously proposes that shareholders approve an amendment to the Company Certificate to increase the number of authorized shares of Common Stock from 8,000,000 to 20,000,000 shares. The additional shares of Common Stock would be part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently outstanding. The par value of the Common Stock would remain at $.0001 per share.

     If this Proposal 2 is approved and Proposal 3, the Reincorporation, is also approved, the increase in the number of authorized shares of Common Stock would be accomplished by the merger of the Company with and into the Delaware Company which will be the surviving corporation after the merger and which will be authorized to issue 20,000,000 shares of Common Stock, $.0001 par value.

     If this Proposal 2 is approved, and Proposal 3, the Reincorporation, is not approved, the increase in the number of authorized shares of Common Stock will be effected by amending the Company Certificate by deleting the first sentence of Article FOURTH and substituting a new first sentence that reads as follows:


     "FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is as follows:


     20,000,000 shares of Common Stock, $.0001 par value (the "Common Stock");
and


     250,000 shares of Preferred Stock, $.01 par value (the "Preferred Stock")."


     If approved, Proposal 2 would not increase the number of shares of Preferred Stock which the Company is authorized to issue.


     As of July 19, 1999, there were 4,168,873 shares of Common Stock issued and outstanding and approximately 543,994 shares of Common Stock were reserved for issuance in connection with the Company's 1988 Stock Option Plan, as amended, the Company's 1998 Equity Incentive Plan and the Company's Section 423 Stock Purchase Plan. Adoption of this Proposal 2 provides for an additional twelve million shares of Common Stock for future issuance. Although these additional shares would provide further flexibility, there are no present plans for their use.


     Pursuant to both Delaware and New York law, the Board of Directors is authorized to issue from time to time any and all unissued shares of Common Stock for any proper corporate purposes without prior shareholder approval, except as may be required for a particular transaction by law or the Company Certificate, or by the rules of any stock exchange on which the Company's securities may then be listed.

     The Board of Directors believes that the proposed increase in the number of authorized shares of Common Stock is in the best interest of the Company and its shareholders. While the Board of Directors has no specific plan for the issuance of additional shares of Common Stock, it believes that the Company should have sufficient authorized but unissued shares for issuance in connection with implementation of employee benefit plans, mergers and acquisitions, and other proper business purposes. In many such situations, prompt action may be required which would not permit seeking shareholder approval to authorize additional shares for the specific transaction on a timely basis. The Board of Directors believes that it is important to have the flexibility to act promptly in the best interests of the shareholders. For example, the Board of Directors may deem it appropriate to make a private or public offering of the Company's Common Stock in order to raise funds for working capital or other purposes, or the Common Stock may be issued to finance possible future acquisitions, or for distribution to the Company's shareholders as a stock dividend or stock split or for distribution pursuant to employee benefit plans or to reserve such shares for issuance in conjunction with any future adoption of a shareholder rights plan.

     If the proposed amendment is adopted, the authority of the Board of Directors to issue the newly-authorized but unissued shares of Common Stock might be considered as having the effect of discouraging an attempt by another person or entity to effect a takeover or otherwise gain control of the Company, because the issuance of additional shares of Common Stock would dilute the voting power of the Common Stock then outstanding. For example, the Board might be able to sell shares of Common Stock to persons supportive of management, thereby diluting the voting stock ownership of current shareholders and concentrating in the hands of management sufficient voting power to effectively block attempts to take control of the Company.

     The Company Certificate currently authorizes the Company to issue 250,000 shares of Preferred Stock on terms and provisions to be determined by the Board of Directors. Although the Company Board of Directors has no intention at the present time of doing so, it could issue a series of Preferred Stock that could, depending on the terms of such series, impede the completion of a merger, tender offer or other takeover attempt. The Board of

Directors will make any determination to issue such shares based on its judgment as to the best interests of the Company and its shareholders.

     The Company is not aware of any efforts to accumulate the Company's securities or to obtain control of the Company, and the recommendation to increase the number of authorized shares of Common Stock is not in response to any takeover or attempt to gain control of the Company. The Company has no present intention or agreement to issue any additional shares of Common Stock, other than pursuant to outstanding options and existing employee benefit plans. Furthermore, the proposal to increase the number of authorized shares of Common Stock is not part of any plan by the Company to adopt a series of anti-takeover measures, and the Company has no present intention of soliciting a shareholder vote on any such measures or series of measures.

     Shareholders of the Company do not now have preemptive rights to subscribe for or purchase additional shares of Common Stock, and the shareholders will have no preemptive rights to subscribe for or purchase any of the additional shares authorized by this Proposal 2.

     Approval of this Proposal 2 requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company present in person or by proxy at the Special Meeting.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2 TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 8,000,000 TO 20,000,000.

                                   PROPOSAL 3

                    REINCORPORATION IN THE STATE OF DELAWARE

GENERAL

     For the reasons set forth below, the Board of Directors unanimously believes that the best interest of the Company and its shareholders will be served by changing the Company's state of incorporation from New York to Delaware. Shareholders are urged to read carefully the following sections of this Proxy Statement, including the related exhibits, before voting on the Reincorporation. Throughout this Proxy Statement, the term "Company" refers to the existing New York corporation and the term the "Delaware Company" refers to FuelCell Energy, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company formed by the Company for the Reincorporation. The address and phone number of the principal executive office of the Delaware Company are the same as those of the Company.

     The Reincorporation will be effected by merging the Company into the Delaware Company (the "Merger"), in accordance with the terms of an Agreement and Plan of Merger (the "Merger Agreement"). Upon completion of the Merger, (i) the Company will cease to exist, (ii) the Delaware Company will continue to operate the business of the Company under the name "FuelCell Energy, Inc.",
(iii) the shareholders of the Company will automatically become the shareholders of the Delaware Company, (iv) the shareholders will have rights as shareholders of the Delaware Company and no longer as shareholders of the Company, and such rights will be governed by Delaware law, the Delaware Company's Certificate of Incorporation and By-laws rather than by New York law, the Company Certificate and By-laws, and (v) options to purchase shares of the Company's Common Stock automatically will be converted into options to acquire an equal number of equivalent shares of the Delaware Company's Common Stock.

     The Reincorporation will not result in any changes in the physical location, business, management, assets, liabilities, net worth or employee benefit plans of the Company. The directors and officers of the Company immediately prior to the Reincorporation will serve as the directors and officers of the Delaware Company following the Reincorporation. Following the Merger, the Delaware Common Stock will be listed on the American Stock Exchange under the symbol "FCL".

     Approval of the Reincorporation will constitute approval of the Merger and the Merger Agreement. Following the Special Meeting, if the Reincorporation is approved, the Company will submit the Merger Agreement to the office of the New York Secretary of State and the Delaware Secretary of State for filing.

     The shareholders' approval of the Reincorporation will constitute their approval of all of the provisions of the Delaware Company Certificate of Incorporation ("Delaware Company Certificate") and Delaware Company By-laws, including those provisions relating to the limitation of director liability and expanded scope of indemnification of directors, officers and key employees under Delaware law, and including those provisions having "anti-takeover" implications, which may be significant to the Company and its shareholders in the future. The governance of the Delaware Company by Delaware law, the Delaware Company Certificate and By-laws will or may in the future alter certain rights of the shareholders.


     Pursuant to the Merger Agreement, each outstanding share of Company Common Stock, $.0001 par value, automatically will be converted into one share of the Delaware Company Common Stock, $.0001 par value, upon the Effective Date (as defined below). Each stock certificate representing issued and outstanding shares of Company Common Stock will continue to represent the same proportionate number of shares of Common Stock of the Delaware Company. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING COMPANY STOCK CERTIFICATES FOR THE DELAWARE COMPANY STOCK CERTIFICATES.


REQUIRED VOTE


     Under New York law, the affirmative vote of the holders of at least two-thirds of the outstanding voting stock of the Company is required for approval of the Merger and the other terms of the Reincorporation. The Reincorporation has been approved unanimously by the Company's Board of Directors. If approved by the shareholders, the Reincorporation will become effective upon the filing of the Merger Agreement and related documentation with both Delaware and New York's respective Secretary of State (the "Effective Date"). The Board of Directors intends that the Reincorporation be consummated as soon as practicable following the Special Meeting. Nonetheless, the Merger Agreement allows for the Board of Directors to abandon or postpone the Reincorporation or to amend the Merger Agreement (except that the principal terms may not be amended without shareholder approval) either before or after the shareholders' approval has been obtained and before the Effective Date, if circumstances arise causing the Board of Directors to deem either such action advisable.


     The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, the Certificate of Incorporation of the Delaware Company and the By-laws of the Delaware Company, a copy of each of which is attached hereto as Exhibits A, B and C, respectively.

REASONS FOR THE REINCORPORATION

Advantages of Delaware Law

     For many years, Delaware has followed a policy of encouraging incorporation under its jurisdiction. In furtherance of that policy, Delaware has long been the leading state in adopting, construing and implementing comprehensive and flexible corporate laws responsive to the legal and business needs of corporations. As a result, Delaware's General Corporation Law has become widely regarded as the most extensive and well-defined body of corporate law in the United States. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law, establishing public policies with respect to corporate legal affairs. Delaware has a more highly developed body of case law interpreting its corporate statutes than New York, and this case law advantage gives Delaware corporate law an added measure of predictability that is useful in a judicial system based largely on precedent. These factors often provide the directors and management of Delaware corporations with greater certainty and predictability in managing the affairs of the corporation. Furthermore, the Delaware court system provides for the relatively expeditious resolution of corporate disputes. Delaware has a specialized Court of Chancery which hears cases involving corporate law and lacks jurisdiction over tort or criminal cases. Moreover, appeals to the Supreme Court of Delaware in important cases can be made and decided relatively rapidly. For these reasons, many American corporations that have initially chosen their home state for their state of incorporation have subsequently changed their corporate domicile to Delaware in a manner similar to the Reincorporation.

     The Board of Directors considered the predictability and flexibility of Delaware law and the efficiency of its judicial process when it approved the present proposal. The Board of Directors also recognized the possibility that choosing to be governed by the corporate law of Delaware, as so many other corporations have done, may further enhance the reputation of the Company. In addition, the Company has not maintained offices in the State of New York for many years.

Possible Disadvantages

     Despite the unanimous belief of the Board of Directors that the Reincorporation is in the best interests of the Company and its shareholders, it should be noted that Delaware law has been criticized by some commentators on the grounds that it does not afford minority shareholders the same substantive rights and protections as are available in a number of other states. For a comparison of shareholders' right and the powers of management under Delaware and New York law see "Significant Differences Between the Corporation Laws of New York and Delaware" below.

CONVERSION OF STOCK CERTIFICATES

     As soon as the Reincorporation becomes effective, the Delaware Company will issue a press release announcing that the transaction has occurred. At the same time, the holders of the old shares of the Company will become holders of the new shares of the Delaware Company. Shares of the Company will automatically convert into shares of the Delaware Company, on these terms:

     o    The conversion will be on a one-for one basis.

     o Each share of the Common Stock of the Company which is outstanding at the effective date will become one share of the Common Stock, par value $.0001 per share, of the Delaware Company.

     THIS MEANS THAT, BEGINNING ON THE EFFECTIVE DATE, EACH COMPANY STOCK CERTIFICATE WHICH WAS OUTSTANDING JUST BEFORE THE REINCORPORATION WILL AUTOMATICALLY REPRESENT THE SAME NUMBER OF DELAWARE COMPANY SHARES. THEREFORE, SHAREHOLDERS OF THE COMPANY NEED NOT EXCHANGE THEIR STOCK CERTIFICATES FOR NEW DELAWARE COMPANY STOCK CERTIFICATES. LIKEWISE, SHAREHOLDERS SHOULD NOT DESTROY THEIR OLD CERTIFICATES AND SHOULD NOT SEND THEIR OLD CERTIFICATES TO THE CORPORATION OR THE CORPORATION'S TRANSFER AGENT, EITHER BEFORE OR AFTER THE EFFECTIVE DATE OF REINCORPORATION.

TRADING OF THE STOCK

     After the Reincorporation, those who were formerly shareholders of the Company may continue to make sales or transfers using their Company stock certificates. The Delaware Company will issue new certificates representing shares of Delaware Company Common Stock for transfers occurring after the Effective Date. On request, the Delaware Company will issue new certificates to anyone who holds Company stock certificates. Any request for new certificates will be subject to normal stock transfer requirements including proper endorsement, signature guarantee, if required, and payment of applicable taxes.

     After the Reincorporation, the Delaware Company will continue to be a publicly held company, with its common stock tradable on the American Stock Exchange ("AMEX") under a new symbol, "FCL". The Delaware Company will also file with the Securities and Exchange Commission and provide to its shareholders the same types of information that the Company has previously filed and provided.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of certain federal income tax consequences to holders of Company Common Stock who receive the Delaware Company Common Stock in exchange for their Company Common Stock as a result of the Reincorporation. This summary is for general information only. This summary does not address all the tax consequences of the Reincorporation that may be relevant to particular Company shareholders, such as dealers in securities.

     In view of the varying nature of such tax consequences, each shareholder is urged to consult his or her own tax advisor as to the specific tax consequences of the Reincorporation with respect to such shareholder, including the applicability of federal, state, local or foreign tax laws.


     The Reincorporation will constitute a tax-free reorganization under the Internal Revenue Code. No gain or loss will be recognized by holders of Company Common Stock upon receipt of Common Stock of the Delaware Company pursuant to the Reincorporation. The tax basis of the Common Stock of the Delaware Company received by each shareholder will be the same as the aggregate tax basis of the Common Stock of the Delaware Company held by such shareholder at the time of the Reincorporation. The holding period of the Common Stock of the Delaware Company received by each shareholder of the Delaware Company will include the period for which such shareholder held the Common Stock of the Company surrendered in exchange therefore, provided that the Delaware Company's Common Stock was held by such shareholder as a capital asset at the time of the Reincorporation.


     State, local or foreign income tax consequences to shareholders may vary from the federal tax consequences described above. This summary does not address potential legislative changes that may affect these consequences.

     The Company should not recognize gain or loss for federal tax purposes as a result of the Reincorporation, and the Delaware Company should succeed, without adjustment, to the federal income tax attributes of the Company.

ACCOUNTING TREATMENT OF THE MERGER

     In accordance with generally accepted accounting principles, the Company expects that the Merger will be accounted for as a reorganization of entities under common control at historical cost.

REGULATORY APPROVAL

     The consummation of the Merger is conditioned upon the Company obtaining all required consents of governmental authorities. To the Company's knowledge, the only required consent to the consummation of the Merger will be the filing of a Certificate of Merger by the Tax Commissioner of the State of New York with the Secretary of State of the State of New York.

APPRAISAL RIGHTS

     New York Law does not provide for appraisal rights for dissenting shareholders of the Company in connection with the Merger.

ABANDONMENT

     The Board of Directors will have the right to abandon the Merger Agreement and take no further action towards reincorporating the Company in Delaware at any time before the Reincorporation becomes effective, even after shareholder approval, if for any reason the Board of Directors determines that it is not advisable to proceed with the Reincorporation.

SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF NEW YORK AND DELAWARE

     The Reincorporation will effect several changes in the rights of shareholders as a result of differences between the Business Corporation Law of New York (the "New York Law") and the General Corporation Law of Delaware (the "Delaware Law"). The provisions of the New York Law and the Delaware Law differ in many respects. Summarized below are certain of the principal differences between the New York Law and the Delaware Law affecting the rights of shareholders. This summary does not purport to be a complete statement of the differences affecting shareholders' rights under the New York Law and the Delaware Law and is subject to, and qualified in its entirety by reference to, all the provisions of these statutes.

Payment of Dividends

     Under both the New York Law and the Delaware Law, a corporation may generally pay dividends out of surplus. In addition, the Delaware Law, unlike the New York Law permits a corporation, under certain circumstances, to pay dividends, if there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year.

Issuance of Rights and Options to Directors, Officers or Employees

     The New York Law requires that holders of a majority of the outstanding shares approve any incentive plan pursuant to which rights or options are to be granted to directors, officers or employees. The Delaware Law does not require shareholder approval of such incentive plans, although various other applicable legal and regulatory requirements may make shareholder approval of rights or option plans of the Delaware Company necessary or desirable.

Consideration for Shares

     Under the New York Law, stock certificates cannot be issued until full payment in the form of cash, or other property, tangible or intangible, labor or services actually received by or performed for the corporation or for its benefit or in its formation or reorganization, a binding obligation to pay the purchase price or the subscription price in cash or other property; a binding obligation to perform services having an agreed value, or any combination thereof, has been made, including shares purchased under a stock option plan permitting installment payments. Under the Delaware Law a corporation can receive cash, services, personal or real property, leases of real property or any combination of these as payment in full or in part for the shares. A purchaser of shares under the Delaware Law may pay an amount equal to or greater than the par value of such shares if the corporation receives a binding obligation of the purchaser to pay the balance of the purchase price.

Amendment of By-Laws

     Under both New York Law and Delaware Law, the board of directors may amend, adopt or repeal By-laws only if permitted by its certificate of incorporation. The By-laws of the Company provide that the Board of Directors may amend, adopt or repeal the Company's By-laws by majority vote except as otherwise provided by the Company's Certificate of Incorporation, subject to the rights of shareholders to alter, amend, or repeal those By-laws made by the Board of Directors. The Delaware Company Certificate specifically permits amendment of the By-laws by the Board of Directors by majority vote in accordance with Delaware Law.

Vote Required for Certain Transactions

     New York Law requires the holders of two-thirds of the outstanding stock of a New York corporation to approve certain mergers, consolidations or sales of all or substantially all the corporation's assets that may occur outside the ordinary course of business, unless, however, its certificate of incorporation provides that the holders of a majority of the outstanding stock may approve such transactions. The Company has not adopted such a provision in its Certificate of Incorporation. Under Delaware Law, holders of a majority of the outstanding stock entitled to vote on such transactions have the power to approve a merger, consolidation or sale of all or substantially all the assets of a corporation without a special provision in its certificate of incorporation, unless the certificate of incorporation provides otherwise. Furthermore, in the case of a merger under Delaware Law, shareholders of the surviving corporation do not have to approve the merger at all, unless the certificate of incorporation provides otherwise, if (a) no amendment of the surviving corporation's certificate of incorporation is made by the merger agreement; (b) each outstanding share of the surviving corporation before the merger is unchanged or becomes a treasury share of the surviving corporation and
(c) the number of additional shares to be issued by the surviving corporation in the merger does not exceed 20% of the shares outstanding immediately prior to such issuance.


     Special vote requirements may apply to certain business combinations with interested stockholders. See the discussion below under the heading "Business Combination Statutes".


Indemnification of Directors and Officers

     The New York Law and Delaware Law regarding indemnification by a corporation of its directors and officers both provide that indemnification may be made in connection with non-derivative actions and in connection with derivative actions except where the director or officer is adjudged to be liable to the corporation, unless and only to the extent that, an appropriate court determines that, in view of all the circumstances, such director or officer is fairly and reasonably entitled to such indemnification. The New York Law additionally provides that indemnification may not be made in connection with derivative actions where a claim is settled or otherwise disposed of.

     Both the New York Law and Delaware Law regarding indemnification by a corporation of its directors and officers also provide that the indemnification and advancements of expenses granted pursuant to, or provided by, such laws is not exclusive of any other rights to which a director or officer may be entitled. The New York Law additionally provides that no indemnification may be made to or on behalf of any director or officer for liability arising from actions taken in bad faith, intentional wrongdoing, or where an improper personal benefit was derived. The Delaware Law contains no such express limitation.

Limitation of Directors' Liability

     The Delaware Law permits a corporation to provide in its certificate of incorporation that directors will have limited or no personal liability to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for (i) any breach of the director's duty of loyalty,
(ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) the payment of illegal dividends or distributions, or (iv) any transaction from which the director derived an improper personal benefit. The Delaware Company Certificate contains such a provision.

     The New York Law permits a corporation to provide in its certificate of incorporation that directors will have limited or no personal liability to the corporation or its shareholders for damages for any breach of duty in such capacity, provided that no such provision shall eliminate or limit (i) the liability of any director if a judgment or other final adjudication adverse to him establishes that his acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of law, (ii) that he personally gained a financial profit or other advantage to which he was not legally entitled, or (iii) that his acts resulted in an improper dividend, redemption of shares, distribution of assets or loan to a director.

Classification of the Board of Directors

     New York Law permits a classified board with as many as four classes which classes must be as nearly equal in number as possible.

     Delaware Law permits the adoption of a classified board of directors pursuant to which the directors can be divided into as many as three classes, but does not specify a minimum number of directors for each class. Neither the Delaware Company Certificate nor the Company's Certificate of Incorporation provides for a classified board.

Number of Directors

     Under the Delaware Law, a corporation may have as few as one director and there is no statutory upper limit on the number of directors. The specific number may be fixed in the by-laws or in the certificate of incorporation, but if fixed in the certificate of incorporation, may be changed only by amendment of the certificate of incorporation. If the certificate of incorporation is silent as to the number of directors, the board of directors may fix or change the authorized number of directors pursuant to a provision of the by-laws.

     Under the New York Law, a corporation may also have as few as one director, and any higher number may be fixed by the By-laws or by action of the shareholders or of the board of directors under the specific provisions of the By-laws adopted by the shareholders. The number of directors may be increased or decreased by amendment of the By-laws or by action of the shareholders or of the board of directors under the specific provisions of a by-law adopted by the shareholders, subject to certain limitations.

Removal of Directors

     Under New York Law, directors may be removed by the shareholders for cause, or by either the shareholders or the directors if a corporation's certificate of incorporation so provides. If the certificate of incorporation or by-laws provide, directors may be removed without cause by a vote of the shareholders. Under Delaware Law, directors may be removed with or without cause by a majority vote of the shareholders, unless the certificate of incorporation provides otherwise, except that in the case of a corporation whose board is classified, shareholders may effect such removal only for cause. The Delaware Company Certificate does not contradict the Delaware Law with regard to removal.

Transactions with Interested Directors; Loans and Guarantees of Obligations of Directors

     New York Law provides several methods for establishing the validity of transactions between a corporation and interested directors. One method requires a vote that would be sufficient for such purpose without counting the vote of such interested director, or, if the votes of the disinterested directors are insufficient to constitute an act of the board, by unanimous vote of the disinterested directors. The comparable provision of the Delaware Law requires only the affirmative vote of a majority of the disinterested directors, without requiring that such vote would be sufficient alone to be the act of the board or committee.

     Under the New York Law, the holders of a majority of the shares entitled to vote, excluding any shares of the director who is the proposed borrower, are required to approve any loans to, or guarantees of obligations of, a director. Under the Delaware Law, a board of directors may authorized loans or guarantees of indebtedness to employees and officers, including any employee or officer who is a director.

Business Combination Statutes

     The New York Law prohibits any "business combination" (as therein defined) between a domestic corporation and an "interested stockholder" for five years after the date that the interested stockholder became an interested stockholder unless prior to that date the board of directors of the domestic corporation approved the business combination or the transaction that resulted in the interested stockholder becoming an interested stockholder. After five years, such a business combination is permitted only if
(a) it is approved by a majority of the shares not owned by, or by an affiliate of, the interested stockholder or (b) certain statutory fair price requirements are met. An "interested stockholder" is any person who beneficially owns, directly or indirectly, 20% or more of the outstanding voting shares of the corporation.

     The Delaware Law prohibits any "business combination" (as therein defined) between a Delaware corporation and an "interested stockholder" for three years following the date that the interested stockholder became an interested stockholder unless (i) prior to that time the board of directors approved the business combination or the transaction that resulted in the interested stockholder becoming an interested stockholder. (ii) upon consummation of the transaction that resulted in the interested stockholder becoming an interested stockholder, the interested stockholder held at least 85% of the outstanding voting stock of the corporation (not counting shares owned by officers and directors and certain shares in employee stock plans), or (iii) on or subsequent to such time the business combination is approved by the board of directors and at least two-thirds of the outstanding shares of voting stock not owned by the interested stockholder. The Delaware Law defines "interested stockholder" as any person who beneficially owns, directly or indirectly, 15% or more of the outstanding voting stock of the corporation.

Shareholder Action by Written Consent

     New York Law permits shareholder action in lieu of a meeting only if all the shareholders who would have been entitled to vote upon a given action if a meeting were held on such action consent in writing to such action, unless the corporation's certificate of incorporation permits the holders of at least the minimum number of votes required to authorize such action to take the action. Delaware Law permits shareholder action in lieu of a meeting upon the consent of holders of the minimum number of votes that would be necessary to take an action, unless otherwise prohibited by the corporation's certificate of incorporation. The Delaware Company Certificate prohibits such shareholder action by written consent.

Inspection of Shareholders' Lists

     New York Law provides a right of inspection to any shareholder upon at least five days' written demand for any purpose reasonably related to such person's interest as a shareholder. The corporation has certain rights calculated to assure itself that the demand for inspection is not for a purpose or interest other than that of the corporation. Delaware Law permits any shareholder to inspect the shareholders' list for a purpose reasonably related to such person's interest as a shareholder and, during the ten days preceding the shareholders' meeting, for any purpose germane to that meeting.

Dissenters' Rights

     New York Law provides that a dissenting shareholder has the right to receive the fair value of his or her shares in he or she objects to (i) certain mergers and consolidations, (ii) certain dispositions of assets requiring shareholder approval, (iii) a share exchange, or (iv) certain amendments to the certificate of incorporation which adversely affect the rights of such shareholder. Delaware Law provides such appraisal rights only in the case of a shareholder objecting to certain mergers or consolidations, and such appraisal rights do not apply (x) to shareholders of the surviving corporation in a merger if shareholder approval of the merger is not required, or (y) to any class of stock which is either (a) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or (b) held of record by more than 2,000 holders, unless shareholders are required to accept for their shares in the merger or consolidation anything other than common stock of the surviving corporation, common stock of another corporation that is so listed or held, cash in lieu of fractional shares or any combination of the foregoing.

Redemption of Shares

     The New York Law generally permits redemption of shares of common stock only at the option of the corporation. The Delaware Law permits redeemable shares to be subject to redemption, in accordance with the terms thereof, by the corporation at its option or at the option of the holders thereof, provided that at the time of such redemption the corporation has outstanding shares of at least one class or series with full voting powers that is not subject to redemption.

Holding Company Reorganization

     While no analogous provision exists under New York Law, the Delaware Law permits a Delaware corporation to reorganize as a holding company without shareholder approval. The reorganization contemplated by the statute is accomplished by merging the subject corporation with or into a direct or indirect wholly owned subsidiary of the corporation and converting the stock of the corporation into stock of another direct or indirect wholly owned subsidiary of the corporation, which would be the new holding company. The statute eliminates the requirement for a shareholder vote on such a merger but contains several provisions designed to ensure that the rights of stockholders are not changed by or as a result of the merger, except and to the extent that such rights could be changed without such shareholder approval under existing law.

THE CERTIFICATES OF INCORPORATION AND BY-LAWS OF THE COMPANY AND THE DELAWARE COMPANY

     The Delaware Company Certificate and By-laws will be in effect and will govern the rights of shareholders in the event that this Proposal 3 is approved and the Reincorporation takes place. The Delaware Company Certificate is substantially similar to the Company Certificate. In addition to differences described below, certain other differences between the two arise primarily as a result of differences between the New York Law and the Delaware Law as discussed above. The material differences between the Company Certificate and By-laws and the Delaware Company Certificate and By-laws are described below. The Delaware Company By-laws reflect the Delaware Law and the provisions of the Delaware Company Charter, as well as certain administrative differences and changes made to modernize and update the Company By-laws. Copies of the Company Certificate and By-laws are available for inspection at the principal office of the Company and copies will be sent to shareholders upon request. Approval by the shareholders of the Reincorporation will constitute an approval of the inclusion in the Delaware Company Certificate and By-laws of each of the provisions described below.

Purpose Clause


     The "purpose" clause of the Delaware Company Certificate has been revised to permit the Delaware Corporation to engage in any lawful act or activity for which corporations may be organized under Delaware Law. The Company Certificate contains additional historical language in its "purpose" clause which is no longer necessary.


Authorized Stock


     The Company Certificate authorizes 8,250,000 shares of capital stock, which consist of 8,000,000 shares of Common Stock, par value $.0001 and 250,000 shares of Preferred Stock, par value $.01 per share. The Delaware Company Certificate provides for 20,000,000 shares of Common Stock, par value $.0001 per share and 250,000 shares of Preferred Stock, $.01 par value per share. However, if Proposal 2 is not approved, the Delaware Company Certificate will provide for 8,000,000 authorized shares of Common Stock, par value $.0001.


     The Company Certificate authorizes the issuance of 250,000 shares of Preferred Stock, the rights and preferences of which are determined by the Board of Directors of the Company. Previously, the Company issued Series A, Series B and Series C Preferred Stock, of all which have been either converted to Common Stock, redeemed or cancelled. Presently, the Company has no issued and outstanding shares of Preferred Stock.

     The Delaware Company Certificate also authorizes the Delaware Company to issue 250,000 shares of Preferred Stock. Pursuant to the Delaware Company Certificate, the Delaware Company Board of Directors may provide for one or more series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers (if any) of the shares of such series, the dividend rate (if any) of the shares of such series, whether or not the shares of such series shall be redeemable, and, if redeemable, the price, terms and manner of redemption, the preferences (if any) and the special and relative rights of the shares of such series upon liquidation of the Delaware Company, whether or not the shares of such series shall be subject to the operation of a sinking or purchase fund, and, if so, the terms and provisions of such fund, whether or not the shares of such series shall be convertible into shares of any class of stock of the Delaware Company and, if so, the conversion price or ratio and other conversion rights, and the preferences and relative, participating, option or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The Delaware Company Certificate provides that shares of Preferred Stock which have been redeemed, converted or cancelled shall thereafter have the status of authorized and unissued shares of Preferred Stock undesignated as to series; the Company Certificate provides that such shares may be reissued as shares of the series of which they were originally a part.

Indemnification and Limitation of Liability

     The Delaware Company Certificate and By-laws provide for indemnification of directors and officers (including provisions authorizing the advancement of expenses incurred in connection with certain applicable proceedings) to the fullest extent permitted by the Delaware Law. Provisions relating to indemnification of directors and officers of the Company are also include in the Company Certificate and By-laws. Such provisions provide for indemnification of directors and officers to the fullest extent permitted by the New York Law.


     Furthermore, the Delaware Company Certificate provides that directors of the Company shall not be liable to the Company or its shareholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the Delaware Law. Likewise, the Company Certificate limits the personal liability of directors to the Company to the fullest extent permitted by the New York Law.


     In general, the purpose of the changes in the Delaware Company Certificate is to provide indemnification and exculpation provisions that are customary in modern charter documents of Delaware corporations (particularly in charter documents of major, public corporations that have incorporated in Delaware).

Compromise with Creditors

     The Delaware Certificate also includes language authorized to be included therein by the Delaware Law which provides that, in the event of the proposal of a compromise or arrangement between the Company and its creditors, any reorganization or an agreement between the Company and such creditors is binding on all shareholders of the Company and on the Company.

Nomination of Directors

     The Delaware Company By-laws provide that shareholders may make nominations for the election of directors only if written notice of such shareholder's intent to make such nomination is provided to the secretary of the Company not less than 50 nor more than 75 days prior to the anniversary date of the immediately preceding annual meeting or, if less than 65 days' notice of the date of meeting is given to shareholders, notice of the nomination must be received no later than 15 days following the day on which the meeting notice was mailed. Such notice must set forth certain basic information with regard to each individual to be nominated by the shareholder. The Company By-laws are silent as to shareholder nominations.

Number of Directors; Filling Vacancies

     The Company By-laws provide that there shall be ten directors, subject to change by amendment to the By-laws and/or as provided in the Certificate of Incorporation. The Company presently has ten members on its Board of Directors. In the event of an increase in the number of directors, the By-laws provide that additional directors may be elected by the Board of Directors.

     The Delaware Company By-laws provide that the Board of Directors shall consist of not less than three nor more than sixteen directors, the exact number thereof to be determined from time to time by vote of a majority of the Board of Directors. In addition, the By-laws provide that any vacancy on the Delaware Company Board of Directors that results from an increase in the number of directors may be filled by a majority of the Delaware Company Board then in office, provided that a quorum is present, and any other vacancy occurring in the Delaware Company Board may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director.

Special Meetings

     The Delaware Company By-laws provide that special meetings of shareholders may be called by the Company Board of Directors. The Company By-laws provide that a special meeting of shareholders may be called upon instructions by the Board of Directors, by the Chairman of the Board, the President or the Secretary, and also by the Secretary upon the written request of the shareholders of record holding at least twenty percent (20%) of the then outstanding shares having voting power.

Shareholder Meetings

     The Delaware Company By-laws provide that the Board of Directors and the chairman of a meeting may adopt rules for the conduct of shareholder meetings and specifies the types of rules that may be adopted (including the establishment of an agenda, rules relating to presence at the meeting of persons other than shareholders, restrictions on entry at the meeting after commencement thereof and the imposition of time limitations for questions by participants at the meeting). The Delaware Company Certificate provides that the Delaware Company's shareholders may not take action by written consent. The Company Certificate does not contain such a prohibition. In addition, the Delaware Company Certificate provides that the prohibition on action by shareholders without a meeting may only be amended, altered or repealed by the affirmative vote of eighty percent (80%) of the votes entitled to be cast by the shareholders.

Other Changes to Reflect Technical Differences Between Delaware Law and New York Law

     In addition to the changes described above, certain technical changes have been made in the Delaware Company Certificate and By-laws from the Company Certificate and By-laws to reflect differences between the Delaware Law and the New York Law. Such technical changes include: designation of a registered office and registered agent in the State of Delaware; changes in the minimum and maximum number of days applicable for giving notice of meetings and for setting record dates to be consistent with Delaware law; and changing references in the By-laws to place or to applicable law from New York to Delaware.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO CHANGE THE STATE OR INCORPORATION OF THE COMPANY FROM NEW YORK TO DELAWARE BY MEANS OF A MERGER OF THE COMPANY WITH AND INTO A WHOLLY-OWNED DELAWARE SUBSIDIARY.

                SHAREHOLDER PROPOSALS FOR THE 2000 ANNUAL MEETING

     Shareholders who may wish to present proposals for inclusion in the Company's proxy materials and for consideration at the 2000 Annual Meeting of Shareholders should submit the proposals in writing to the Secretary of the Company in accordance with all applicable rules and regulations of the SEC no later than October 29, 1999. A proposal by a shareholder submitted outside the processes of Rule 14a-8 of the Securities Exchange Act of 1934 must be received by the Company on or before January 12, 2000 or it will be considered untimely.

                                  OTHER MATTERS


     As of the date of this proxy statement, the Board of Directors knows of no matters which will be presented for consideration at the Special Meeting other than the proposals set forth in this Proxy Statement. If any other matters properly come before the meeting, it is intended that the persons named in the proxy will act in respect thereof in accordance with their best judgment.

                                        By Order of the Board of Directors



                                        Joseph G. Mahler
                                        Corporate Secretary
Danbury, CT
July 22, 1999

ENERGY RESEARCH CORPORATION
3 GREAT PASTURE ROAD
DANBURY, CT  06813


                                      PROXY

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

     The undersigned hereby appoint(s) Jerry D. Leitman and Bernard S. Baker as Proxies, and each of them, each with power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock of Energy Research Corporation (the "Company") held by the undersigned of record on July 19, 1999, at the special meeting of the shareholders of the Company to be held on September 2, 1999 and at any and all adjournments thereof, and hereby revokes all former proxies:

     1. Approve an amendment to the Company's Restated Certificate of Incorporation, as amended, to change of the name of the Company from Energy Research Corporation to FuelCell Energy, Inc.

     [ ] FOR

     [ ] AGAINST

     [ ] ABSTAIN

     2. Approve an amendment to the Company's Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of Common Stock of the Company from 8,000,000 to 20,000,000.

     [ ] FOR

     [ ] AGAINST

     [ ] ABSTAIN

     3. Approve the reincorporation of the Company in the State of Delaware (the "Reincorporation"), to be effected pursuant to an Agreement and Plan of Merger, by and between the Company and FuelCell Energy, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (the "Delaware Company") pursuant to which the Company will merge with and into the Delaware Company and the Delaware Company will survive the Merger.

     [ ] FOR

     [ ] AGAINST

     [ ] ABSTAIN

     4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

                             (sign on reverse side)

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EVERY PROPOSAL LISTED ABOVE.

                                        Dated ___________________________, 1999



                                        _______________________________________
                                                        Signature


                                        _______________________________________
                                                Signature if held jointly

                                        Please sign exactly as name appears on
                                        this card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                    PLEASE MARK, SIGN, DATE AND RETURN PROXY
                   CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                       EXHIBIT A


                          AGREEMENT AND PLAN OF MERGER

     AGREEMENT AND PLAN OF MERGER, dated as of July , 1999 (the "Merger Agreement"), between Energy Research Corporation, a New York corporation (the "Company"), and FuelCell Energy, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (the "Delaware Company").

     WHEREAS, on the date hereof, the Company has authority to issue 8,000,000 shares of Common Stock, par value $.0001 per share (the "New York Common Stock"), of which 4,168,873 shares are issued and outstanding and options to purchase ________ shares are outstanding and 250,000 shares of Preferred Stock, par value $.01 per share of which no shares are issued and outstanding;

     WHEREAS, on the date hereof the Delaware Company has authority to issue 20,000,000 shares of Common Stock, par value $.0001 per share (the "Delaware Common Stock"), of which 100 shares are issued and outstanding and 250,000 shares of Preferred Stock, par value $.01 per share, of which no shares are issued and outstanding;

     WHEREAS, the respective Boards of Directors of the Company and the Delaware Company have determined that it is advisable and in the best interests of each of such corporations that the Company merge with and into the Delaware Company upon the terms and subject to the conditions set forth herein for the purpose of effecting the change of the state of incorporation of the Company from New York to Delaware;

     WHEREAS, the respective Boards of Directors of the Company and the Delaware Company have by resolutions duly adopted, approved this Merger Agreement;

     WHEREAS, the Company has approved this Merger Agreement in its capacity as the sole stockholder of the Delaware Company; and

     WHEREAS, the Board of Directors of the Company has directed that this Merger Agreement be submitted to a vote of its stockholders at a Special Meeting of stockholders to be held on September 2, 1999, or at any and all adjournments thereof;

     NOW, THEREFORE, in consideration of the mutual agreements and covenants herein contained, the Company and the Delaware Company hereby agree as follows:

1. Merger. The Company shall be merged with and into the Delaware Company (the "Merger"), and the Delaware Company shall be the surviving corporation (hereinafter sometimes referred to as the "Surviving Corporation"). The Merger shall become effective upon the date and time of filing an appropriate certificate of merger, providing for the Merger, with the Secretary of State of the State of New York and an appropriate certificate of merger, providing for the Merger, with the Secretary of State of the State of Delaware, whichever later occurs (the "Effective Time").

2. Governing Documents. The Certificate of Incorporation of the Delaware Company, as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation of the Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof and applicable law. The By-laws of the Delaware Company, as in effect immediately prior to the Effective Time, shall be the By-laws of the Surviving Corporation without change or amendment unless and until thereafter amended in accordance with the provisions thereof, the Certificate of Incorporation of the Surviving Corporation and applicable law.

3. Succession. At the Effective Time, the separate corporate existence of the Company shall cease, and the Delaware Company shall succeed to all of the assets and property (whether real, personal or mixed), rights, privileges, franchises, immunities and powers of the Company, and the Delaware Company shall assume and be subject to all of the duties, liabilities, obligations and restrictions of every kind and description of the Company, including, without limitation, all outstanding indebtedness of the Company, all in the manner and as more fully set forth in Section 259 of the General Corporation Law of the State of Delaware.

4. Directors. The directors and the members of the various committees of the Board of the Company immediately prior to the Effective Time shall be the directors and members of such committees of the Surviving Corporation at and after the Effective Time to serve until the expiration of their respective terms and until their successors are duly elected and qualified.

5. Officers. The officers of the Company immediately preceding the Effective Time shall be the officers of the Surviving Corporation at and after the Effective Time until their successors are duly elected and qualified.

6. Further Assurances. From time to time, as and when required by the Surviving Corporation or by its successors or assigns, there shall be executed and delivered on behalf of the Company such deeds and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate, advisable or necessary in order to vest, perfect or conform, of record or otherwise, in the Surviving Corporation, the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of the Company, and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of the Surviving Corporation are fully authorized, in the name and on behalf of the Company or otherwise, to take any and all such action and to execute and deliver any and all such deeds and other instruments.

7. Conversion of Securities. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof:

     (a) each share of New York Common Stock issued and outstanding immediately prior to the Effective Time shall be changed and converted into and shall be one fully paid and nonassessable share of Delaware Common Stock;

     (b) each share of Delaware Common Stock issued and outstanding in the name of the Company immediately prior to the Effective Time shall be cancelled and retired and resume the status of authorized and unissued shares of Delaware Common Stock, and no shares of Delaware Common Stock or other securities of the Delaware Company shall be issued in respect thereof.

8. Employee Option and Benefit Plans. Each option or other right to purchase or otherwise acquire shares of New York Common Stock evidenced by an option agreement (an "Option") or granted under any employee option, stock purchase or other benefit plan of the Company (collectively, the "Plans") which is outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option or right to acquire (and the Delaware Company hereby assumes the obligation to deliver) the same number of shares of Delaware Common Stock, at the same price per share, and upon the same terms, and subject to the same conditions, as set forth in the respective Plan as in effect immediately prior to the Effective Time. The same number of shares of Delaware Common Stock shall be reserved for purposes of the Plans as is equal to the number of shares of New York Common Stock so reserved immediately prior to the Effective Time. The Delaware Company hereby assumes, as of the Effective Time, (i) the Plans and all obligations of the Company under the Plans, including the outstanding options, stock purchase rights or awards or portions thereof granted pursuant to the Plans and the right to grant additional options and stock purchase rights thereunder, (ii) all obligations of the Company under all other benefit plans in effect as of the Effective Time with respect to which employee rights or accrued benefits are outstanding as of the Effective Time and (iii) all obligations of the Company under any Options.

9. Conditions to the Merger. The consummation of the Merger and the other transactions herein provided is subject to receipt prior to the Effective Time of the requisite approval of the Merger by the holders of New York Common Stock pursuant to the New York Business Corporation Law.

10. Certificates. At and after the Effective Time, all of the outstanding certificates which immediately prior thereto represented shares of New York Common Stock or other securities of the Company shall be deemed for all purposes to evidence ownership of and to represent the shares of Delaware Common Stock or other securities of the Delaware Company, as the case may be, into which the shares of New York Common Stock or other securities of the Company represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Delaware Common Stock or other securities of the Delaware Company, as the case may be, evidenced by such outstanding certificate, as above provided.

11. Amendment. The parties hereto, by mutual consent of their respective boards of directors, may amend, modify or supplement this Merger Agreement prior to the Effective Time; provided, however, that no amendment, modification or supplement may be made after the adoption of this Merger Agreement by the stockholders of the Company which changes this

Merger Agreement in a way which, in the judgment of the Board of Directors of the Company, would have a material adverse effect on the stockholders of the Company, unless such amendment, modification or supplement is approved by such stockholders.

12. Termination. This Merger Agreement may be terminated, and the Merger and the other transactions provided for herein may be abandoned, at any time prior to the Effective Time, whether before or after approval of this Merger Agreement by the stockholders of the Company, by action of the Board of Directors of the Company if:

     (a) the conditions specified in Section 9 hereof shall not have been satisfied or waived; or

     (b) the Board of Directors of the Company determines for any reason, in its sole judgment and discretion, that the consummation of the merger would be inadvisable or not in the best interests of the Company and its stockholders.

13. Counterparts. This Merger Agreement may be executed in one or more counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

14. Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Merger Agreement.

15. New York Appointment. The surviving Corporation hereby agrees that it may be served with process in the State of New York in any action or special proceeding for enforcement of any liability or obligation of the Company, the Delaware Company or the Surviving Corporation arising from the Merger. The Surviving Corporation appoints the Secretary of State of the State of New York as its agent to accept service of process of any such suit or other proceeding and a copy of such process shall be mailed by the Secretary of State of the State of New York to the Surviving Corporation at 3 Great Pasture Road, Danbury, Connecticut, 06813, Attention: Corporate Secretary.

16. Governing Law. This Merger Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     IN WITNESS WHEREOF, the Company and the Delaware Company have caused this Merger Agreement to be executed and delivered as of the date first above written.

                                ENERGY RESEARCH CORPORATION
                                a New York corporation

                                By: /s/ Jerry D. Leitman
                                   -------------------------------------------
                                Name: Jerry D. Leitman
                                     -----------------------------------------
                                Title: President and Chief Executive Officer


                                FUELCELL ENERGY, INC.
                                a Delaware corporation

                                By: /s/ Jerry D. Leitman
                                   -------------------------------------------
                                Name: Jerry D. Leitman
                                     -----------------------------------------
                                Title: President and Chief Executive Officer

                                                                       EXHIBIT B
                          CERTIFICATE OF INCORPORATION

                                       OF

                              FUELCELL ENERGY, INC.


     The undersigned, a natural person, for the purposes of organizing a corporation for conducting the business and promoting the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware (particularly Chapter 1, Title 8 of the Delaware Code and the acts amendatory thereof and supplemental hereto, and generally known as the "General Corporation Law of the State of Delaware") (the "G.C.L."), hereby certifies that:

     FIRST: The name of the Corporation (hereinafter called the "Corporation") is FuelCell Energy, Inc.

     SECOND: The address, including street, number, city, and county, of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, Wilmington, New Castle County, Delaware 19801; and the name of the registered agent of the Corporation in the State of Delaware at such address is The Corporation Trust Company.

     THIRD: The nature of the business and the purposes to be conducted and promoted by the Corporation shall be any lawful business, to promote any lawful purpose, and to engage in any lawful act or activity for which corporations may be organized under the G.C.L.

     FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is as follows:

     20,000,000 shares of Common Stock, $.0001 par value (the "Common Stock"); and 250,000 shares of Preferred Stock, $.01 par value (the "Preferred Stock")

     The classes of capital stock of the Corporation shall have the preferences, voting powers and relative participating, optional or other special rights, and qualifications, limitations or restrictions as set forth in this Article Fourth.

                              PART A - COMMON STOCK

     Section 1. Voting Rights and Powers.

     (a) Except as otherwise required by law, with respect to all matters upon which stockholders are entitled to vote or give consent, the holders of the outstanding shares of the Common Stock shall be entitled to cast thereon one (1) vote in person or by proxy for each share of the Common Stock standing in his or her name. No action required to be taken or which may be taken at any annual or special meeting of stockholders of the Corporation may be taken by stockholders without a meeting, and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied.

     (b) This Section 1 of Part A of Article Fourth shall not be amended, altered or repealed except by the affirmative vote of eighty percent (80%) of the votes entitled to be cast by the stockholders.

     Section 2. Dividends, etc. Subject to the rights of any one or more series of Preferred Stock, if any, the holders of Common Stock shall be entitled to receive such dividends as from time to time may be declared by the Board of Directors out of any funds of the Corporation legally available for the payment of such dividends and shall share equally, share for share, in all such dividends and distributions.

     Section 3. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, and after payment shall have been made to the holders of Preferred Stock, if any, of the full amount to which they are entitled, the holders of Common Stock shall be entitled to share equally, share for share, in all remaining assets of the Corporation available for distribution to its stockholders.

                            PART B - PREFERRED STOCK

     Section 1. General. The Preferred Stock may consist of one or more series. The Board of Directors may, from time to time, establish and designate the different series and the variations in the relative rights and preferences as between the different series provided in Section 2 hereof, but in all other respects all shares of the Preferred Stock shall be identical. In the event that at any time the Board of Directors shall have established and designated one or more series of Preferred Stock consisting of a number of shares less than all of the authorized number of shares of Preferred Stock, the remaining authorized shares of Preferred Stock shall be deemed to be shares of an undesignated series of Preferred Stock until designated by the Board of Directors as being a part of a series previously established or a new series then being established by the Board of Directors.

     Section 2. Establishment of a Series. Subject to the provisions of this Article Fourth, the Board of Directors is authorized to establish one or more series of Preferred Stock and, to the extent now or hereafter permitted by the G.C.L., to file with the State of Delaware a Certificate of Designations in which the Board of Directors may fix and determine the preferences, voting powers, designations and relative participating, optional or other special rights and qualifications, limitations or restrictions of each series including, but not limited to:

     (a) the number of shares to constitute such series and the distinctive designation of such series;

     (b) the dividend rate on the shares of such series and preferences, if any, and the special and relative rights of such shares of such series as to dividend;

     (c) whether or not the shares of such series shall be redeemable, and, if redeemable, the price, terms and manner of redemption;

     (d) the preferences, if any, and the special and relative rights of the shares of such series upon liquidation of the Corporation;

     (e) whether or not the shares of such series shall be subject to the operation of a sinking or purchase fund and, if so, the terms and provisions of such fund;

     (f) whether or not the shares of such series shall be convertible into shares of any other class or of any other series of the same or any other class of stock of the Corporation and, if so, the conversion price or ratio and other conversion rights;

     (g) the conditions under which the shares of such series shall have separate voting rights or no voting rights; and

     (h) such other designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions of such series to the full extent now and hereafter permitted by the G.C.L.

     Notwithstanding the fixing of the number of shares constituting a particular series, the Board of Directors may at any time authorize the issuance of additional shares of the same series.

     Section 3. Dividends. Holders of Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, but only out of funds legally available for the payment of dividends, cash dividends at the rates, if any, fixed by the Board of Directors for the respective series, payable on such dates in each year as the Board of Directors shall fix for the respective series as provided in Section 2 (hereinafter referred to as "dividend dates"). Until all accrued dividends on each series of Preferred Stock shall have been paid through the last preceding dividend date of each such series, no dividend or distribution shall be made to holders of Common Stock other than a dividend payable in Common Stock of the Corporation. Dividends on shares of any cumulative series of Preferred Stock shall accumulate from and after the day on which such shares are issued, but arrearages in the payment thereof shall not bear interest. Nothing hereincontained shall be deemed to limit the right of the Corporation to purchase or otherwise acquire at any time any shares of its capital stock.

     For purposes of this Article Fourth, the amount of dividends "accrued" on any shares of any cumulative series of Preferred Stock as at any dividend date shall be deemed to be the amount of any unpaid dividends accumulated thereon to and including such dividend date, whether or not earned or declared. The amount of dividends "accrued" on any noncumulative series of Preferred Stock shall mean only those dividends declared by the Board of Directors, unless otherwise specified for such series by the Board of Directors pursuant to Section 2.

     Section 4. Liquidation. Upon the voluntary or involuntary liquidation of the Corporation, before any payment or distribution of the assets of the Corporation shall be made to or set apart for Common Stock or any other class of stock, the holders of Preferred Stock shall be entitled to payment of the amount of the preference payable upon such liquidation of the Corporation fixed by the Board of Directors for the respective series as provided in Section 2. If, upon any such liquidation, the assets of the Corporation shall be insufficient to pay in full to the holders of the Preferred Stock the preferential amount aforesaid, then such assets, or the proceeds thereof, shall be distributed among the holders of each series of Preferred Stock ratably in accordance with the sums which would be payable on such distribution if all sums payable were discharged in full. Except to the extent that the Board of Directors shall determine at the time any series of Preferred Stock is established, the voluntary sale, conveyance, exchange or transfer of all or substantially all of the property and assets of the Corporation, the merger or consolidation of the Corporation into or with any other corporation, or the merger of any other corporation into it, shall not be deemed to be a liquidation of the Corporation for the purpose of this Section 4.

     Section 5. Retirement. Any shares of Preferred Stock which shall at any time have been redeemed, or which shall at any time have been surrendered for conversion or exchange or for cancellation pursuant to any sinking or purchase fund provisions with respect to any series of Preferred Stock, shall be retired and shall thereafter have the status of authorized and unissued shares of Preferred Stock undesignated as to series.

     Section 6. Voting Rights. The Common Stock shall have exclusive voting power except as required by law and except to the extent the Board of Directors shall, at the time any series of Preferred Stock is established, determine that the shares of such series shall vote (a) together as a single class with shares of Common Stock and/or with shares of Preferred Stock (or one or more other series thereof) on all or certain matters presented to the stockholders and/or upon the occurrence of any specified event or condition, and/or (b) exclusively on certain matters, or, upon the occurrence of any specified event or condition, on all or certain matters. The Board of Directors, in establishing a series of Preferred Stock and fixing the voting rights thereof, may determine that the voting power of each share of such series may be greater or less than the voting power of each share of the Common Stock or of other series of Preferred Stock notwithstanding that the shares of such series of Preferred Stock may vote as a single class with the shares of other series of Preferred Stock and/or with the shares of Common Stock.

     FIFTH: The name and the mailing address of the incorporator are as follows:

          NAME                                           ADDRESS

     Jayne M. Donegan, Esq.                  Brown, Rudnick, Freed & Gesmer
                                             One Providence Washington Plaza
                                             Providence, Rhode Island 02903

     SIXTH: The Corporation shall have perpetual existence.

     SEVENTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 29l of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

     EIGHTH: For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation and of its directors and of its stockholders or any class thereof, as the case may be, it is further provided that:

     1. The business and affairs of the Corporation will be managed by and under the direction of the Board of Directors.

     2. The number of directors which shall constitute the whole Board of Directors shall be fixed by, or in the manner provided in, the By-Laws. No election of Directors need be by written ballot.

     3. The Board of Directors of the Corporation may adopt, amend or repeal the By-Laws of the Corporation at any time after the original adoption of the By-Laws according to Section 109 of the G.C.L.; provided, however, that any amendment to provide for the classification of directors of the Corporation for staggered terms pursuant to the provisions of subsection (d) of Section 141 of the G.C.L. shall be set forth in an amendment to this Certificate of Incorporation, in an initial By-Law, or in a By-Law adopted by the stockholders of the Corporation entitled to vote.

     NINTH: (a) The Corporation may, to the fullest extent permitted by Section 145 of the G.C.L., indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which a person indemnified may be entitled under any By-Law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     (b) No director shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law (i) for breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the G.C.L. or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this paragraph (b) of this Article Ninth shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

     TENTH: From time to time any of the provisions of this Certificate of Incorporation may be amended, altered or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this Certificate of Incorporation are granted subject to the provisions of this Article Tenth.


     Signed on the 12 day of July, 1999.


                                           /s/ Jayne M. Donegan, Incorporator
                                           ----------------------------------
                                           Jayne M. Donegan, Incorporator

                                                                       EXHIBIT C


                                     BY-LAWS

                                       OF

                              FUELCELL ENERGY, INC.

                            (A Delaware Corporation)

                                   ARTICLE I.

                                  Stockholders

     Section 1.1. Annual Meeting. The annual meeting of the stockholders of the corporation shall be held on such date as shall be fixed by the Board of Directors, at such time and place within or without the State of Delaware as may be designated in the notice of meeting. If the day fixed for the annual meeting shall fall on a legal holiday, the meeting shall be held on the next succeeding day not a legal holiday. If the annual meeting is omitted on the day herein provided, a special meeting may be held in place thereof, and any business transacted at such special meeting in lieu of annual meeting shall have the same effect as if transacted or held at the annual meeting.

     Section 1.2. Special Meetings. Special meetings of the stockholders may be called at any time by the board of directors. Special meetings of the stockholders shall be held at such time, date and place within or outside of the State of Delaware as may be designated in the notice of such meeting.

     Section 1.3. Notice of Meeting. A written notice stating the place, date, and hour of each meeting of the stockholders, and, in the case of a special meeting, the purposes for which the meeting is called, shall be given to each stockholder entitled to vote at such meeting, and to each stockholder who, under the Certificate of Incorporation or these By-laws, is entitled to such notice, by delivering such notice to such person or leaving it at their residence or usual place of business, or by mailing it, postage prepaid, and addressed to such stockholder at his address as it appears upon the books of the corporation, at least ten (10) days and not more than sixty (60) before the meeting. Such notice shall be given by the secretary, an assistant secretary, or any other officer or person designated either by the secretary or by the person or persons calling the meeting.

     The requirement of notice to any stockholder may be waived (i) by a written waiver of notice, executed before or after the meeting by the stockholder or his attorney thereunto duly authorized, and filed with the records of the meeting,
(ii) if communication with such stockholder is unlawful, (iii) by attendance at the meeting without protesting prior thereto or at its commencement the lack of notice, or (iv) as otherwise excepted by law. A waiver of notice of any regular or special meeting of the stockholders need not specify the purposes of the meeting.

     If a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place are announced at the meeting at which the adjournment is taken, except that if the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     Section 1.4. Quorum. The holders of a majority in interest of all stock issued, outstanding and entitled to vote at a meeting shall constitute a quorum. Any meeting may be adjourned from time to time by a majority of the votes properly cast upon the question, whether or not a quorum is present.

     Section 1.5. Voting and Proxies. Stockholders shall have one vote for each share of stock entitled to vote owned by them of record according to the books of the corporation, unless otherwise provided by law or by the Certificate of Incorporation. Stockholders may vote either in person or by written proxy, but no proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. Proxies shall be filed with the secretary of the meeting, or of any adjournment thereof. Except as otherwise limited therein, proxies shall entitle the persons authorized thereby to vote at any adjournment of such meeting. A proxy purporting to be executed by or on behalf of a stockholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. A proxy with respect to stock held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of the proxy the corporation receives a specific written notice to the contrary from any one of them.

     Section 1.6. Action at Meeting. When a quorum is present at any meeting, a plurality of the votes properly cast for election to any office shall elect to such office, and a majority of the votes properly cast upon any question other than election to an office shall decide such question, except where a larger vote is required by law, the Certificate of Incorporation or these by-laws. No ballot shall be required for any election unless requested by a stockholder present or represented at the meeting and entitled to vote in the election.

     Section 1.7. Voting of Shares of Certain Holders. Shares of stock of the corporation standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent, or proxy as the by-laws of such corporation may prescribe, or, in the absence of such provision, as the board of directors of such corporation may determine.

     Shares of stock of the corporation standing in the name of a deceased person, a minor ward or an incompetent person, may be voted by his administrator, executor, court-appointed guardian or conservator without a transfer of such shares into the name of such administrator, executor, court appointed guardian or conservator. Shares of capital stock of the corporation standing in the name of a trustee or fiduciary may be voted by such trustee or fiduciary.

     Shares of stock of the corporation standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority so to do be contained in an appropriate order of the court by which such receiver was appointed.

     A stockholder whose shares are pledged shall be entitled to vote such shares unless in the transfer by the pledgor on the books of the corporation he expressly empowered the pledgee to vote thereon, in which case only the pledgee or its proxy shall be entitled to vote the shares so transferred.

     Shares of its own stock belonging to this corporation shall not be voted, directly or indirectly, at any meeting and shall not be counted in determining the total number of outstanding shares at any given time, but shares of its own stock held by the corporation in a fiduciary capacity may be voted and shall be counted in determining the total number of outstanding shares.

     Section 1.8. Stockholder Lists. The secretary (or the corporation's transfer agent or other person authorized by these By-laws or by law) shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

     Section 1.9 Meeting Protocol. The board of directors and the chairman of a meeting may adopt rules for the conduct of stockholder meetings and specify the types of rules that may be adopted, including but not limited to, the establishment of an agenda, rules relating to presence at the meeting of persons other than stockholders, restrictions on entry at the meeting after commencement thereof and the imposition of time limitations for questions by participants at the meeting.

                                   ARTICLE II.

                               Board of Directors

     Section 2.1. Powers. Except as reserved to the stockholders by law, by the Certificate of Incorporation or by these By-laws, the business of the corporation shall be managed by and under the direction of the board of directors, who shall have and may exercise all of the powers of the corporation. In particular, and without limiting the foregoing, the board of directors shall have the power to issue or reserve for issuance from time to time the whole or any part of the capital stock of the corporation which may be authorized from time to time to such person, for such consideration and upon such terms and conditions as they shall determine, including the granting of options, warrants or conversion or other rights to stock.

     Section 2.2. Number of Directors; Qualifications. The board of directors shall consist of such number of directors, not less than three (3) nor more than sixteen (16), as shall be fixed initially by the incorporator(s) and thereafter from time to time by vote of a majority of the board of directors. No director need be a stockholder.

     Section 2.3. Nomination of Directors.

     (a) Nominations for the election of directors at an annual meeting of the stockholders, or special meeting in lieu of the annual meeting, may be made by the board of directors or by any stockholder entitled to vote for the election of directors. Stockholders entitled to vote in such election may nominate one or more persons for election as directors only if written notice of such stockholder's intent to make such nomination or nominations has been given either by personal delivery, overnight (receipted) courier or by United States mail, postage prepaid, to the secretary of the corporation not less than fifty
(50) nor more than seventy-five (75) days prior to the anniversary date of the immediately preceding annual meeting or special meeting in lieu thereof provided, however, that in the event that less than sixty-five (65) days' notice of the date of the meeting is given or made to stockholders, notice by the stockholder, to be timely, must be received not later than the fifteenth (15th) day following the day on which such notice of the date of the annual meeting was mailed.

     (b) Each notice under subsection (a) shall set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each such nominee,
(iii) the class and such number of shares of stock of the corporation which are beneficially owned by each such nominee, and (iv) such other information relating to the nominee proposed by a stockholder as would be required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission.

     (c) The chairman of the meeting of stockholders shall determine whether or not a nomination was made in accordance with the procedures of this Section 2.3, and if he shall determine that it was not, he shall so declare to the meeting and the defective nomination shall be disregarded.

     Section 2.4. Election of Directors. The initial board of directors shall be designated in the certificate of incorporation, or if not so designated, elected by the incorporator(s) at the first meeting thereof. Thereafter, directors shall be elected by the stockholders at their annual meeting or at any special meeting, the notice of which specifies the election of directors as an item of business for such meeting, subject to the provisions of the Certificate of Incorporation and these By-laws.

     Section 2.5. Vacancies. In the case of a vacancy in the board of directors from death, resignation, disqualification or other cause, the election of a director to fill such vacancy shall be by vote of a majority of the directors then in office, whether or not constituting a quorum, or by the sole remaining director. In the case of a vacancy in the board of directors resulting from enlargement of the board, the election of a director to fill such vacancy shall be by vote of a majority of the directors then in office, provided that a quorum is present. The director thus elected shall hold office for a term until the election of his successor in the manner provided in the Certificate of Incorporation.

     Section 2.6. Change in Size of the Board. The number of the board of directors may be changed by vote of a majority of the directors then in office.

     Section 2.7. Tenure and Resignation. The directors shall be elected and serve in the manner provided in the Certificate of Incorporation. Any director may resign by delivering or mailing postage prepaid a written resignation to the corporation at its principal office or to the president, secretary or assistant secretary, if any. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

     Section 2.8. Removal. A director, whether elected by the stockholders or directors, may be removed from office with or without cause at an annual or special meeting of stockholders by vote of a majority of the stockholders entitled to vote in the election of such directors, or for cause by a vote of a majority of the directors then in office; provided, however, that a director may be removed for cause only after reasonable notice and opportunity to be heard before the body proposing to remove him.

     Section 2.9. Meetings. Regular meetings of the board of directors may be held without call or notice at such times and such places within or without the State of Delaware as the board may, from time to time, determine, provided that notice of the first regular meeting following any such determination shall be given to directors absent from such determination. A regular meeting of the board of directors shall be held without notice immediately after, and at the same place as, the annual meeting of the stockholders or the special meeting of the stockholders held in place of such annual meeting, unless a quorum of the directors is not then present. Special meetings of the board of directors may be held at any time and at any place designated in the call of the meeting when called by the chairman of the board, president, or any three (3) of the directors. Members of the board of directors or any committee elected thereby may participate in a meeting of such board or committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time, and participation by such means shall constitute presence in person at the meeting.

     Section 2.10. Notice of Meeting. It shall be sufficient notice to a director to send notice by mail at least seventy-two (72) hours before the meeting addressed to such person at his usual or last known business or residence address or to give notice to such person in person or by telephone at least twenty-four (24) hours before the meeting. Notice shall be given by the secretary, or in his absence or unavailability, may be given by an assistant secretary, if any, or by the officer or directors calling the meeting. The requirement of notice to any director may be waived by a written waiver of notice, executed by such person before or after the meeting or meetings, and filed with the records of the meeting, or by attendance at the meeting without protesting prior thereto or at its commencement the lack of notice. A notice or waiver of notice of a directors' meeting need not specify the purposes of the meeting.

     Section 2.11. Agenda. Any lawful business may be transacted at a meeting of the board of directors, notwithstanding the fact that the nature of the business may not have been specified in the notice or waiver of notice of the meeting.

     Section 2.12. Quorum. At any meeting of the board of directors, a majority of the directors then in office shall constitute a quorum for the transaction of business. Any meeting may be adjourned by a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.

     Section 2.13. Action at Meeting. Any motion adopted by vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors, except where a different vote is required by law, by the Certificate of Incorporation or by these By-laws. The assent in writing of any director to any vote or action of the directors taken at any meeting, whether or not a quorum was present and whether or not the director had or waived notice of the meeting, shall have the same effect as if the director so assenting was present at such meeting and voted in favor of such vote or action.

     Section 2.14. Action Without Meeting. Any action by the directors may be taken without a meeting if all of the directors consent to the action in writing and the consents are filed with the records of the directors' meetings. Such consent shall be treated for all purposes as a vote of the directors at a meeting.

     Section 2.15. Compensation. The members of the board of directors shall be entitled to receive such reasonable compensation for attendance at meetings of the board or for service on committees of the board or otherwise as from time to time may be fixed by the board of directors.

     Section 2.16. Committees. There shall be three (3) standing committees of the board of directors, as follows:

     (a) Executive Committee. During the intervals between the meetings of the board of directors, the Executive Committee shall have and may exercise all the powers of the board of directors in the management of the business and affairs of the corporation, in such manner as such Committee shall deem best for the interests of the corporation, in all cases in which specific instructions shall not have been given by the board of directors.

     (b) Audit Committee. The Audit Committee shall, among other things, (i) select the firm of independent accountants that will audit the corporation; (ii) discuss the scope and the results of the audit with the accountants; and (iii) review the corporation's financial accounting and reporting principles.

     (c) Compensation Committee. The Compensation Committee shall (i) review, approve and recommend to the board of directors the terms and conditions of incentive bonus plans applicable to corporate officers and key management personnel; (ii) review and approve the annual salary of the chief executive officer; and (iii) administer the Corporation's Section 423

Stock Purchase Plan, the Corporation's 1988 Stock Option Plan, as amended, and the Corporation's 1998 Equity Incentive Plan.

     In addition, the board of directors may, by the affirmative vote of a majority of the directors then in office, appoint other committees consisting of three (3) or more directors and may by vote delegate to any such committee some or all of their powers except those which by law, the Certificate of Incorporation or these By-laws they may not delegate. In the absence or disqualification of a member of a committee, the members of the committee present and not disqualified, whether or not they constitute a quorum, may by unanimous vote appoint another member of the board of directors to act at the meeting in place of the absence or disqualified member. Unless the board of directors shall otherwise provide, any such committee may make rules for the conduct of its business, but unless otherwise provided by the board of directors or such rules, its meetings shall be called, notice given or waived, its business conducted or its action taken as nearly as may be in the same manner as is provided in these By-laws with respect to meetings or for the conduct of business or the taking of actions by the board of directors. The board of directors shall have power at any time to fill vacancies in, change the membership of, or discharge any such committee at any time. The board of directors shall have power to rescind any action of any committee, but no such rescission shall have retroactive effect.

                                  ARTICLE III.

                                    Officers

     Section 3.1. Enumeration. The officers shall consist of a chairman of the board, a president, a treasurer, a secretary and such other officers and agents (including one or more vice-presidents, assistant treasurers and assistant secretaries), as the board of directors may, in their discretion, determine.

     Section 3.2. Election. The chairman of the board, president, treasurer and secretary shall be elected annually by the directors at their first meeting following the annual meeting of the stockholders or any special meeting held in lieu of the annual meeting. Other officers may be chosen by the directors at such meeting or at any other meeting.

     Section 3.3. Qualification. An officer may, but need not, be a director or stockholder. Any two or more offices may be held by the same person. Any officer may be required by the directors to give bond for the faithful performance of his duties to the corporation in such amount and with such sureties as the directors may determine. The premiums for such bonds may be paid by the corporation.

     Section 3.4. Tenure. Except as otherwise provided by the Certificate of Incorporation or these By-laws, the term of office of each officer shall be for one year or until his successor is elected and qualified or until his earlier resignation or removal.

     Section 3.5. Removal. Any officer may be removed from office, with or without cause, by the affirmative vote of a majority of the directors then in office; provided, however, that an officer may be removed for cause only after reasonable notice and opportunity to be heard by the board of directors prior to action thereon.

     Section 3.6. Resignation. Any officer may resign by delivering or mailing postage prepaid a written resignation to the corporation at its principal office or to the president, secretary, or assistant secretary, if any, and such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some event.

     Section 3.7. Vacancies. A vacancy in any office arising from any cause may be filled for the unexpired portion of the term by the board of directors.

     Section 3.8. Chairman of the Board. The chairman of the board shall be the chief executive officer of the corporation. He shall preside at all meetings of stockholders and at all meetings of the board of directors. He shall be ex-officio a member of all standing committees. In general, he shall perform all duties incident to the office of chairman of the board, as herein defined, and all such other duties as from time to time may be assigned to him by the board of directors.

     Section 3.9. President. The president shall be the chief operating and administrative officer of the corporation and as such shall have general supervision of the affairs of the corporation, subject to the control of the board of directors and the chairman of the board. Subject to the control and direction of the board of directors and the chairman of the board, the president may enter into any contract or execute and deliver any instrument in the name and on behalf of the corporation. In the absence of disability of the chairman of the board, the president shall perform all duties, other than presiding at stockholders' and directors' meetings, and exercise the powers of the chairman of the board. The president shall have such duties and powers as are commonly incident to the office and such duties and powers as the chairman of the board or the board of directors shall from time to time designate.

     Section 3.10. Vice-President(s). The vice-president(s), if any, shall have such powers and perform such duties as the board of directors, the chairman of the board or the president may from time to time determine.

     Section 3.11. Treasurer and Assistant Treasurers. The treasurer or if the board of directors so determines, the vice-president, finance or the chief financial officer, subject to the direction and under the supervision and control of the board of directors, shall have general charge of the financial affairs of the corporation. The treasurer shall have custody of all funds, securities and valuable papers of the corporation, except as the board of directors may otherwise provide. The treasurer shall keep or cause to be kept full and accurate records of account which shall be the property of the corporation, and which shall be always open to the inspection of each elected officer and director of the corporation. The treasurer shall deposit or cause to be deposited all funds of the corporation in such depository or depositories as may be authorized by the board of directors. The treasurer shall have the power to endorse for deposit or collection all notes, checks, drafts, and other negotiable instruments payable to the corporation. The treasurer shall perform such other duties as are incidental to the office, and such other duties as may be assigned by the board of directors. All of the duties of the treasurer may be performed by the vice-president, finance and/or the chief financial officer, in the discretion of the board of directors.

     Assistant treasurers, if any, shall have such powers and perform such duties as the board of directors may from time to time determine.

     Section 3.12. Secretary and Assistant Secretaries. The secretary shall record, or cause to be recorded, all proceedings of the meetings of the stockholders and directors (including committees thereof) in the book of records of this corporation. The record books shall be open at reasonable times to the inspection of any stockholder, director, or officer. The secretary shall notify the stockholders and directors, when required by law or by these By-laws, of their respective meetings, and shall perform such other duties as the directors and stockholders may from time to time prescribe. The secretary shall have the custody and charge of the corporate seal, and shall affix the seal of the corporation to all instruments requiring such seal, and shall certify under the corporate seal the proceedings of the directors and of the stockholders, when required. In the absence of the secretary at any such meeting, a temporary secretary shall be chosen who shall record the proceedings of the meeting in the aforesaid books.

     Assistant secretaries, if any, shall have such powers and perform such duties as the board of directors may from time to time designate.

     Section 3.13. Other Powers and Duties. Subject to these By-laws and to such limitations as the board of directors may from time to time prescribe, the officers of the corporation shall each have such powers and duties as generally pertain to their respective offices, as well as such powers and duties as from time to time may be conferred by the board of directors.

                                   ARTICLE IV.

                                  Capital Stock

     Section 4.1. Stock Certificates. Each stockholder shall be entitled to a certificate representing the number of shares of the capital stock of the corporation owned by such person in such form as shall, in conformity to law, be prescribed from time to time by the board of directors. Each certificate shall be signed by the chairman or president or vice-president and treasurer or assistant treasurer or the secretary or assistant secretary or such other officers designated by the board of directors from time to time as permitted by law, shall bear the seal of the corporation, and shall express on its face its number, date of issue, class, the number of shares for which, and the name of the person to whom, it is issued. The corporate seal and any or all of the signatures of corporation officers may be facsimile if the stock certificate is manually counter-signed by an authorized person on behalf of a transfer agent or registrar other than the corporation or its employee.

     If an officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed on, a certificate shall have ceased to be such before the certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the time of its issue.

     Section 4.2. Transfer of Shares. Title to a certificate of stock and to the shares represented thereby shall be transferred only on the books of the corporation by delivery to the corporation or its transfer agent of the certificate properly endorsed, or by delivery of the certificate accompanied by a written assignment of the same, or a properly executed written power of attorney to sell, assign or transfer the same or the shares represented thereby. Upon surrender of a certificate for the shares being transferred, a new certificate or certificates shall be issued according to the interests of the parties.

     Section 4.3. Record Holders. Except as otherwise may be required by law, by the Certificate of Incorporation or by these By-laws, the corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect thereto, regardless of any transfer, pledge or other disposition of such stock, until the shares have been transferred on the books of the corporation in accordance with the requirements of these By-laws.

     It shall be the duty of each stockholder to notify the corporation of his post office address.

     Section 4.4. Record Date. In order that the corporation may determine the stockholders entitled to receive notice of or to vote at any meeting of stockholders or any adjournments thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty days prior to any such action. In such case only stockholders of record on such record date shall be so entitled notwithstanding any transfer of stock on the books of the corporation after the record date.

     If no record date is fixed: (i) the record date for determining stockholders entitled to receive notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (ii) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the board of directors is necessary, shall be the day on which the first written consent is expressed; and (iii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

     Section 4.5. Transfer Agent and Registrar for Shares of Corporation. The board of directors may appoint a transfer agent and a registrar of the certificates of stock of the corporation. Any transfer agent so appointed shall maintain, among other records, a stockholders' ledger, setting forth the names and addresses of the holders of all issued shares of stock of the corporation, the number of shares held by each, the certificate numbers representing such shares, and the date of issue of such shares. Any registrar so appointed shall maintain, among other records, a share register, setting forth the total number of shares of each class of shares which the corporation is authorized to issue and the total number of shares actually issued. The stockholders' ledger and the share register are hereby identified as the stock transfer books of the corporation; but as between the stockholders' ledger and the share register, the names and addresses of stockholders, as they appear on the stockholders' ledger maintained by the transfer agent shall be the official list of stockholders of record of the corporation. The name and address of each stockholder of record, as they appear upon the stockholders' ledger, shall be conclusive evidence of who are the stockholders entitled to receive notice of the meetings of stockholders, to vote at such meetings, to examine a complete list of the stockholders entitled to vote at meetings, and to own, enjoy and exercise any other property or rights deriving from such shares against the corporation. Stockholders, but not the corporation, its directors, officers, agents or attorneys, shall be responsible for notifying the transfer agent, in writing, of any changes in their names or addresses from time to time, and failure to do so will relieve the corporation, its other stockholders, directors, officers, agents and attorneys, and its transfer agent and registrar, of liability for failure to direct notices or other documents, or pay over or transfer dividends or other property or rights, to a name or address other than the name and address appearing in the stockholders' ledger maintained by the transfer agent.

     Section 4.6. Loss of Certificates. In case of the loss, destruction or mutilation of a certificate of stock, a replacement certificate may be issued in place thereof upon such terms as the board of directors may prescribe, including, in the discretion of the board of directors, a requirement of bond and indemnity to the corporation.

     Section 4.7. Restrictions on Transfer. Every certificate, if any, for shares of stock which are subject to any restriction on transfer, whether pursuant to the Certificate of Incorporation, the By-laws or any agreement to which the corporation is a party, shall have the fact of the restriction noted conspicuously on the certificate and shall also set forth on the face or back either the full text of the restriction or a statement that the corporation will furnish a copy to the holder of such certificate upon written request and without charge.

     Section 4.8. Multiple Classes of Stock. The amount and classes of the capital stock and the par value, if any, of the shares, shall be as fixed in the Certificate of Incorporation. At all times when there are two or more classes of stock, the several classes of stock shall conform to the description and the terms and have the respective preferences, voting powers, restrictions and qualifications set forth in the Certificate of Incorporation and these By-laws. Every certificate issued when the corporation is authorized to issue more than one class or series of stock shall set forth on its face or back either (i) the full text of the preferences, voting powers, qualifications and special and relative rights of the shares of each class and series authorized to be issued, or (ii) a statement of the existence of such preferences, powers, qualifications and rights, and a statement that the corporation will furnish a copy thereof to the holder of such certificate upon written request and without charge.

                                   ARTICLE V.

                                    Dividends

     Section 5.1. Declaration of Dividends. Except as otherwise required by law or by the Certificate of Incorporation, the board of directors may, in its discretion, declare what, if any, dividends shall be paid from the surplus or from the net profits of the corporation for the current or preceding fiscal year, or as otherwise permitted by law. Dividends may be paid in cash, in property, in shares of the corporation's stock, or in any combination thereof. Dividends shall be payable upon such dates as the board of directors may designate.

     Section 5.2. Reserves. Before the payment of any dividend and before making any distribution of profits, the board of directors, from time to time and in its absolute discretion, shall have power to set aside out of the surplus or net profits of the corporation such sum or sums as the board of directors deems proper and sufficient as a reserve fund to meet contingencies or for such other purpose as the board of directors shall deem to be in the best interests of the corporation, and the board of directors may modify or abolish any such reserve.

                                   ARTICLE VI.

                         Powers of Officers to Contract
                              With the Corporation

     Any and all of the directors and officers of the corporation, notwithstanding their official relations to it, may enter into and perform any contract or agreement of any nature between the corporation and themselves, or any and all of the individuals from time to time constituting the board of directors of the corporation, or any firm or corporation in which any such director may be interested, directly or indirectly, whether such individual, firm or corporation thus contracting with the corporation shall thereby derive personal or corporate profits or benefits or otherwise; provided, that (i) the material facts of such interest are disclosed or are known to the board of directors or committee thereof which authorizes such contract or agreement; (ii) if the material facts as to such person's relationship or interest are disclosed or are known to the stockholders entitled to vote thereon, and the contract is specifically approved in good faith by a vote of the stockholders; or (iii) the contract or agreement is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof, or the stockholders. Any director of the corporation who is interested in any transaction as aforesaid may nevertheless be counted in determining the existence of a quorum at any meeting of the board of directors which shall authorize or ratify any such transaction. This Article shall not be construed to invalidate any contract or other transaction which would otherwise be valid under the common or statutory law applicable thereto.



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                                  ARTICLE VII.

                                 Indemnification

     Section 7.1. Definitions. For purposes of this Article VII the following terms shall have the meanings indicated:

     "Corporate Status" describes the status of a person who is or was a director, officer, employee, agent, trustee or fiduciary of the corporation or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person is or was serving at the express written request of the corporation.

     "Court" means the Court of Chancery of the State of Delaware, the court in which the Proceeding in respect of which indemnification is sought by a Covered Person shall have been brought or is pending, or another court having subject matter jurisdiction and personal jurisdiction over the parties.

     "Covered Person" means a person who is a present or former director or Officer of the corporation and shall include such person's legal representatives, heirs, executors and administrators.

     "Disinterested" describes any individual, whether or not that individual is a director, Officer, employee or agent of the corporation, who is not and was not and is not threatened to be made a party to the Proceeding in respect of which indemnification, advancement of Expenses or other action is sought by a Covered Person.

     "Expenses" shall include, without limitation, all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating or being or preparing to be a witness in a Proceeding.

     "Good Faith" shall mean a Covered Person having acted in good faith and in a manner such Covered Person reasonably believed to be in or not opposed to the best interests of the corporation or, in the case of an employee benefit plan, the best interests of the participants or beneficiaries of said plan, as the case may be, and, with respect to any Proceeding which is criminal in nature, having had no reasonable cause to believe such Covered Person's conduct was unlawful.

     "Improper Personal Benefit" shall include, but not be limited to, the personal gain in fact by reason of a person's Corporate Status of a financial profit, monies or other advantage not also accruing to the benefit of the corporation or to the stockholders generally and which is unrelated to his usual compensation including, but not limited to, (i) in exchange for the exercise of influence over the corporation's affairs, (ii) as a result of the diversion of corporate opportunity,



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or (iii) pursuant to the use or communication of confidential or inside information for the purpose of generating a profit from trading in the corporation's securities. Notwithstanding the foregoing, "Improper Personal Benefit" shall not include any benefit, directly or indirectly, related to actions taken in order to evaluate, discourage, resist, prevent or negotiate any transaction with or proposal from any person or entity seeking control of, or a controlling interest in, the corporation.

     "Independent Counsel" means a law firm, or a member of a law firm, that is experienced in matters of corporation law and may include law firms or members thereof that are regularly retained by the corporation but not by any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the standards of professional conduct then prevailing and applicable to such counsel, would have a conflict of interest in representing either the corporation or Covered Person in an action to determine the Covered Person's rights under this Article.

     "Officer" means the president, vice presidents, treasurer, assistant treasurer(s), secretary, assistant secretary and such other executive officers as are appointed by the board of directors of the corporation and explicitly entitled to indemnification hereunder.

     "Proceeding" includes any actual, threatened or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation (including any internal corporate investigation), administrative hearing or any other proceeding, whether civil, criminal, administrative or investigative, other than one initiated by the Covered Person, but including one initiated by a Covered Person for the purpose of enforcing such Covered Person's rights under this Article to the extent provided in Section 7.14 of this Article. "Proceeding" shall not include any counterclaim brought by any Covered Person other than one arising out of the same transaction or occurrence that is the subject matter of the underlying claim.

     Section 7.2. Right to Indemnification in General.

     (a) Covered Persons. The corporation may indemnify, and may advance Expenses, to each Covered Person who is, was or is threatened to be made a party or otherwise involved in any Proceeding, as provided in this Article and to the fullest extent permitted by applicable law in effect on the date hereof and to such greater extent as applicable law may hereafter from time to time permit.

     The indemnification provisions in this Article shall be deemed to be a contract between the corporation and each Covered Person who serves in any Corporate Status at any time while these provisions as well as the relevant provisions of the Delaware General Corporation Law are in effect, and any repeal or modification thereof shall not affect any right or obligation then existing with respect to any state of facts then or previously existing or any Proceeding previously or thereafter brought or threatened based in whole or in part upon any such state of facts. Such a contract right may not be modified retroactively without the consent of such Covered Person.

     (b) Employees and Agents. The corporation may, to the extent authorized from time to time by the board of directors, grant indemnification and the advancement of Expenses to any



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employee or agent of the corporation to the fullest extent of the provisions of this Article with respect to the indemnification and advancement of Expenses of Covered Persons.

     Section 7.3. Proceedings Other Than Proceedings by or in the Right of the Corporation. Each Covered Person may be entitled to the rights of indemnification provided in this Section 7.3 if, by reason of such Covered Person's Corporate Status, such Covered Person is, was or is threatened to be made, a party to or is otherwise involved in any Proceeding, other than a Proceeding by or in the right of the corporation. Each Covered Person may be indemnified against Expenses, judgments, penalties, fines and amounts paid in settlements, actually and reasonably incurred by such Covered Person or on such Covered Person's behalf in connection with such Proceeding or any claim, issue or matter therein, if such Covered Person acted in Good Faith and such Covered Person has not been adjudged during the course of such proceeding to have derived an Improper Personal Benefit from the transaction or occurrence forming the basis of such Proceeding.

     Section 7.4. Proceedings by or in the Right of the Corporation. Each Covered Person may be entitled to the rights of indemnification provided in this
Section 7.4 if, by reason of such Covered Person's Corporate Status, such Covered Person is, or is threatened to be made, a party to or is otherwise involved in any Proceeding brought by or in the right of the corporation to procure a judgment in its favor. Such Covered Person may be indemnified against Expenses, judgments, penalties, and amounts paid in settlement, actually and reasonably incurred by such Covered Person or on such Covered Person's behalf in connection with such Proceeding if such Covered Person acted in Good Faith and such Covered Person has not been adjudged during the course of such proceeding to have derived an Improper Personal Benefit from the transaction or occurrence forming the basis of such Proceeding. Notwithstanding the foregoing, no such indemnification shall be made in respect of any claim, issue or matter in such Proceeding as to which such Covered Person shall have been adjudged to be liable to the corporation if applicable law prohibits such indemnification; provided, however, that, if applicable law so permits, indemnification shall nevertheless be made by the corporation in such event if and only to the extent that the Court which is considering the matter shall so determine.

     Section 7.5. Indemnification of a Party Who is Wholly or Partly Successful. Notwithstanding any provision of this Article to the contrary, to the extent that a Covered Person is, by reason of such Covered Person's Corporate Status, a party to or is otherwise involved in and is successful, on the merits or otherwise, in any Proceeding, such Covered Person shall be indemnified to the maximum extent permitted by law, against all Expenses, judgments, penalties, fines, and amounts paid in settlement, actually and reasonably incurred by such Covered Person or on such Covered Person's behalf in connection therewith. If such Covered Person is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the corporation shall indemnify such Covered Person to the maximum extent permitted by law, against all Expenses, judgments, penalties, fines, and amounts paid in settlement, actually and reasonably incurred by such Covered Person or on such Covered Person's behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Section 7.5 and without limitation, the termination of any



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claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

     Section 7.6. Indemnification for Expenses of a Witness. Notwithstanding any provision of this Article to the contrary, to the extent that a Covered Person is, by reason of such Covered Person's Corporate Status, a witness in any Proceeding, such Covered Person shall be indemnified against all Expenses actually and reasonably incurred by such Covered Person or on such Covered Person's behalf in connection therewith.

     Section 7.7. Advancement of Expenses. Notwithstanding any provision of this Article to the contrary, the corporation may advance all reasonable Expenses which, by reason of a Covered Person's Corporate Status, were incurred by or on behalf of such Covered Person in connection with any Proceeding, within thirty
(30) days after the receipt by the corporation of a statement or statements from such Covered Person requesting such advance or advances, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by the Covered Person and shall include or be preceded or accompanied by an undertaking by or on behalf of the Covered Person to repay any Expenses if such Covered Person shall be adjudged to be not entitled to be indemnified against such Expenses. Any advance and undertaking to repay pursuant to this Section 7.7 may be unsecured interest-free, as the corporation sees fit. Advancement of Expenses pursuant to this Section 7.7 shall not require approval of the board of directors or the stockholders of the corporation, or of any other person or body. The secretary of the corporation shall promptly advise the Board in writing of the request for advancement of Expenses, of the amount and other details of the request and of the undertaking to make repayment provided pursuant to this Section 7.7.

     Section 7.8. Notification and Defense of Claim. Promptly after receipt by a Covered Person of notice of the commencement of any Proceeding, such Covered Person shall, if a claim is to be made against the corporation under this Article, notify the corporation of the commencement of the Proceeding. The failure to notify the corporation will not relieve the corporation from any liability which it may have to such Covered Person otherwise than under this Article. With respect to any such Proceedings to which such Covered Person notifies the corporation:

     (a) The corporation will be entitled to participate in the defense at its own expense.

     (b) Except as otherwise provided below in this subparagraph (b), the corporation (jointly with any other indemnifying party similarly notified) will be entitled to assume the defense with counsel reasonably satisfactory to the Covered Person. After notice from the corporation to the Covered Person of its election to assume the defense of a suit, the corporation will not be liable to the Covered Person under this Article for any legal or other expenses subsequently incurred by the Covered Person in connection with the defense of the Proceeding other than reasonable costs of investigation or as otherwise provided below in this subparagraph (b). The Covered Person shall have the right to employ his own counsel in such Proceeding but the fees and expenses of such counsel incurred after notice from the corporation of its assumption of the defense shall be at the expense of the Covered Person except as provided in this paragraph. The



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fees and expenses of counsel shall be at the expense of the corporation if (i)
the employment of counsel by the Covered Person has been authorized by the corporation, (ii) the Covered Person shall have concluded reasonably that there may be a conflict of interest between the corporation and the Covered Person in the conduct of the defense of such action and such conclusion is confirmed in writing by the corporation's outside counsel regularly employed by it in connection with corporate matters, or (iii) the corporation shall not in fact have employed counsel to assume the defense of such Proceeding. The corporation shall be entitled to participate in, but shall not be entitled to assume the defense of any Proceeding brought by or in the right of the corporation or as to which the Covered Person shall have made the conclusion provided for in (ii) above and such conclusion shall have been so confirmed by the corporation's said outside counsel.

     (c) Notwithstanding any provision of this Article to the contrary, the corporation shall not be obligated to indemnify the Covered Person under this Article for any amounts paid in settlement of any Proceeding effected without its written consent. The corporation shall not settle any Proceeding or claim in any manner which would impose any penalty, limitation or disqualification of the Covered Person for any purpose without such Covered Person's written consent. Neither the corporation nor the Covered Person will unreasonably withhold their consent to any proposed settlement.

     (d) If it is determined that the Covered Person is entitled to indemnification other than as afforded under subparagraph (b) above, payment to the Covered Person of the additional amounts for which he is to be indemnified shall be made within ten (10) days after such determination.

     Section 7.9. Procedures.

     (a) Method of Determination. A determination (as provided for by this Article or if required by applicable law in the specific case) with respect to a Covered Person's entitlement to indemnification shall be made either (a) by the board of directors by a majority vote of a quorum consisting of Disinterested directors, or (b) in the event that a quorum of the board of directors consisting of Disinterested directors is not obtainable or, even if obtainable, such quorum of Disinterested directors so directs, by Independent Counsel in a written determination to the board of directors, a copy of which shall be delivered to the Covered Person seeking indemnification, or (c) by the vote of the holders of a majority of the corporation's capital stock outstanding at the time entitled to vote thereon.

     (b) Initiating Request. A Covered Person who seeks indemnification under this Article shall submit a Request for Indemnification, including such documentation and information as is reasonably available to such Covered Person and is reasonably necessary to determine whether and to what extent such Covered Person is entitled to indemnification.

     (c) Presumptions. In making a determination with respect to entitlement to indemnification hereunder, the person or persons or entity making such determination shall not presume that the Covered Person is or is not entitled to indemnification under this Article.



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     (d) Burden of Proof. Each Covered Person shall bear the burden of going forward and demonstrating sufficient facts to support his claim for entitlement to indemnification under this Article. That burden shall be deemed satisfied by the submission of an initial Request for Indemnification pursuant to Section 7.9(b) above.

     (e) Effect of Other Proceedings. The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of guilty or of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Article) of itself adversely affect the right of a Covered Person to indemnification or create a presumption that a Covered Person did not act in Good Faith.

     (f) Actions of Others. The knowledge, actions, or failure to act, of any director, officer, employee, agent, trustee or fiduciary of the enterprise whose daily activities the Covered Person was actually responsible for may be imputed to a Covered Person for purposes of determining the right to indemnification under this Article.

     Section 7.10. Action by the Corporation. Any action, payment, advance determination other than a determination made pursuant to Section 7.9(a) above, authorization, requirement, grant of indemnification or other action taken by the corporation pursuant to this Article shall be effected exclusively through any Disinterested person so authorized by the board of directors of the corporation, including the president or any vice president of the corporation.

     Section 7.11. Non-Exclusivity. The rights of indemnification and to receive advancement of Expenses as provided by this Article shall not be deemed exclusive of any other rights to which a Covered Person may at any time be entitled under applicable law, the Certificate of Incorporation, these By-Laws, any agreement, a vote of stockholders or a resolution of the board of directors, or otherwise. No amendment, alteration, rescission or replacement of this Article or any provision hereof shall be effective as to an Covered Person with respect to any action taken or omitted by such Covered Person in such Covered Person's Corporate Status or with respect to any state of facts then or previously existing or any Proceeding previously or thereafter brought or threatened based in whole or to the extent based in part upon any such state of facts existing prior to such amendment, alteration, rescission or replacement.

     Section 7.12. Insurance. The corporation may maintain, at its expense, an insurance policy or policies to protect itself and any Covered Person, officer, employee or agent of the corporation or another enterprise against liability arising out of this Article or otherwise, whether or not the corporation would have the power to indemnify any such person against such liability under the Delaware General Corporation Law.

     Section 7.13. No Duplicative Payment. The corporation shall not be liable under this Article to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that a Covered Person has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.



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     Section 7.14. Expenses of Adjudication. In the event that any Covered
Person seeks a judicial adjudication, or an award in arbitration, to enforce such Covered Person's rights under, or to recover damages for breach of, this Article, the Covered Person shall be entitled to recover from the corporation, and shall be indemnified by the corporation against, any and all expenses (of the types described in the definition of Expenses in Section 7.1 of this Article) actually and reasonably incurred by such Covered Person in seeking such adjudication or arbitration, but only if such Covered Person prevails therein. If it shall be determined in such adjudication or arbitration that the Covered Person is entitled to receive part but not all of the indemnification of expenses sought, the expenses incurred by such Covered Person in connection with such adjudication or arbitration shall be appropriately prorated.

     Section 7.15. Severability. If any provision or provisions of this Article shall be held to be invalid, illegal or unenforceable for any reason whatsoever:

     (a) the validity, legality and enforceability of the remaining provisions of this Article (including without limitation, each portion of any Section of this Article containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and

     (b) to the fullest extent possible, the provisions of this Article (including, without limitation, each portion of any Section of this Article containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

                                  ARTICLE VIII.

                            Miscellaneous Provisions

     Section 8.1. Certificate of Incorporation. All references in these By-laws to the Certificate of Incorporation shall be deemed to refer to the Certificate of Incorporation of the corporation, as amended and in effect from time to time.

     Section 8.2. Fiscal Year. Except as from time to time otherwise provided by the board of directors, the fiscal year of the corporation shall end on October 31 of each year.

     Section 8.3. Corporate Seal. The board of directors shall have the power to adopt and alter the seal of the corporation.

     Section 8.4. Execution of Instruments. All deeds, leases, transfers, contracts, bonds, notes, and other obligations authorized to be executed by an officer of the corporation on its behalf shall be signed by the president or the treasurer except as the board of directors may generally or in particular cases otherwise determine.



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     Section 8.5. Voting of Securities. Unless the board of directors otherwise provides, the president or the treasurer may waive notice of and act on behalf of this corporation, or appoint another person or persons to act as proxy or attorney in fact for this corporation with or without discretionary power and/or power of substitution, at any meeting of stockholders or shareholders of any other corporation or organization, any of whose securities are held by this corporation.

     Section 8.6. Evidence of Authority. A certificate by the secretary or any assistant secretary as to any action taken by the stockholders, directors or any officer or representative of the corporation shall, as to all persons who rely thereon in good faith, be conclusive evidence of such action. The exercise of any power which by law, by the Certificate of Incorporation, or by these By-laws, or under any vote of the stockholders or the board of directors, may be exercised by an officer of the corporation only in the event of absence of another officer or any other contingency shall bind the corporation in favor of anyone relying thereon in good faith, whether or not such absence or contingency existed.

     Section 8.7. Corporate Records. The original, or attested copies, of the Certificate of Incorporation, By-laws, records of all meetings of the incorporators and stockholders, and the stock transfer books (which shall contain the names of all stockholders and the record address and the amount of stock held by each) shall be kept in Delaware at the principal office of the corporation, or at an office of the corporation, or at an office of its transfer agent or of the secretary or of the assistant secretary, if any. Said copies and records need not all be kept in the same office. They shall be available at all reasonable times to inspection of any stockholder for any purpose but not to secure a list of stockholders for the purpose of selling said list or copies thereof or for using the same for a purpose other than in the interest of the applicant, as a stockholder, relative to the affairs of the corporation.

     Section 8.8. Charitable Contributions. The board of directors from time to time may authorize contributions to be made by the corporation in such amounts as it may determine to be reasonable to corporations, trusts, funds or foundations organized and operated exclusively for charitable, scientific or educational purposes, no part of the net earning of which inures to the private benefit of any stockholder or individual.

                                   ARTICLE IX.

                                   Amendments

     Section 9.1. Amendment by Stockholders. Prior to the issuance of stock, these By-laws may be amended, altered or repealed by the incorporator(s) by majority vote. After stock has been issued, these By-laws may be amended altered or repealed by the stockholders at any annual or special meeting by vote or a majority of all shares outstanding and entitled to vote, except that where the effect of the amendment would be to reduce any voting requirement otherwise required by law, the Certificate of Incorporation or these By-laws, such amendment shall require the vote that would have been required by such other provision. Notice and a copy of any proposal to amend these By-laws must be included in the notice of meeting of stockholders at which action is taken upon such amendment.



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     Section 9.2. Amendment by Board of Directors. These By-laws may be amended or altered by the board of directors at a meeting duly called for the purpose by majority vote of the directors then in office, except as otherwise provided by law or by the Certificate of Incorporation. Any amendment of these By-laws by the board of directors may be altered or repealed by the stockholders at any annual or special meeting of stockholders.


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